                                                                   Exhibit 4.1


==============================================================================






                              WOLVERINE TUBE, INC.



                           THE GUARANTORS NAMED HEREIN

                                       and

                           FIRST UNION NATIONAL BANK,
                                   as Trustee




                  --------------------------------------------

                                    INDENTURE

                           Dated as of August 4, 1998

                  --------------------------------------------





                               Up to $150,000,000

                          7-3/8% Senior Notes Due 2008






==============================================================================

                              TABLE OF CONTENTS(1)

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ARTICLE 1   DEFINITIONS AND INCORPORATION BY REFERENCE............................................................... 1
     SECTION 1.1       Definitions................................................................................... 1
     SECTION 1.2       Other Definitions............................................................................. 6
     SECTION 1.3       Incorporation by Reference of Trust Indenture Act............................................. 6
     SECTION 1.4       Rules of Construction......................................................................... 7

ARTICLE 2   THE NOTES................................................................................................ 7
     SECTION 2.1       Designation, Form and Dating.................................................................. 7
     SECTION 2.2       Execution and Authentication.................................................................. 7
     SECTION 2.3       Registrar and Paying Agent.................................................................... 8
     SECTION 2.4       Paying Agent to Hold Money in Trust........................................................... 8
     SECTION 2.5       Noteholder Lists.............................................................................. 8
     SECTION 2.6       Replacement Notes............................................................................. 9
     SECTION 2.7       Outstanding Notes............................................................................. 9
     SECTION 2.8       Treasury Notes................................................................................ 9
     SECTION 2.9       Temporary Notes.............................................................................. 10
     SECTION 2.10      Cancellation................................................................................. 10
     SECTION 2.11      Defaulted Interest........................................................................... 10
     SECTION 2.12      CUSIP Numbers................................................................................ 10

ARTICLE 3   REDEMPTION.............................................................................................. 11
     SECTION 3.1       Right to Redeem; Notice to Trustee........................................................... 11
     SECTION 3.2       Selection of Notes To Be Redeemed............................................................ 11
     SECTION 3.3       Notice of Redemption......................................................................... 11
     SECTION 3.4       Effect of Notice of Redemption............................................................... 12
     SECTION 3.5       Deposit of Redemption Price.................................................................. 12
     SECTION 3.6       Notes Redeemed in Part....................................................................... 12

ARTICLE 4   COVENANTS............................................................................................... 13
     SECTION 4.1       Payment of Notes............................................................................. 13
     SECTION 4.2       SEC Reports; 144A Information................................................................ 13
     SECTION 4.3       Limitation on Liens.......................................................................... 13
     SECTION 4.4       Limitation on Sale/Leaseback Transactions.................................................... 14
     SECTION 4.5       Compliance Certificates...................................................................... 15
     SECTION 4.6       Notice of Defaults........................................................................... 15
     SECTION 4.7       Payment of Taxes and Other Claims............................................................ 15
     SECTION 4.8       Corporate Existence.......................................................................... 16
     SECTION 4.9       Maintenance of Properties.................................................................... 16
     SECTION 4.10      Further Instruments and Acts................................................................. 16
     SECTION 4.11      Maintenance of Office or Agency.............................................................. 16

ARTICLE 5   SUCCESSOR CORPORATION................................................................................... 17
     SECTION 5.1       Limitation on Consolidation, Merger and Sale of Assets....................................... 17
     SECTION 5.2       Successor Corporation Substituted............................................................ 17

-----------------
(1) This Table of Contents shall not, for any purpose, be deemed to be a part of this Indenture.

                                        i

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
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ARTICLE 6   DEFAULT AND REMEDIES.................................................................................... 18
     SECTION 6.1       Events of Default............................................................................ 18
     SECTION 6.2       Acceleration................................................................................. 19
     SECTION 6.3       Other Remedies............................................................................... 20
     SECTION 6.4       Waiver of Defaults and Events of Default..................................................... 20
     SECTION 6.5       Control by Majority.......................................................................... 20
     SECTION 6.6       Limitation on Suits.......................................................................... 20
     SECTION 6.7       Rights of Holders to Receive Payment......................................................... 21
     SECTION 6.8       Collection Suit by Trustee................................................................... 21
     SECTION 6.9       Trustee May File Proofs of Claim............................................................. 21
     SECTION 6.10      Priorities................................................................................... 21
     SECTION 6.11      Undertaking for Costs........................................................................ 22
     SECTION 6.12      Restoration of Rights and Remedies........................................................... 22
     SECTION 6.13      Rights and Remedies Cumulative............................................................... 22
     SECTION 6.14      Delay or Omission Not Waiver................................................................. 22

ARTICLE 7   TRUSTEE................................................................................................. 22
     SECTION 7.1       Duties of Trustee............................................................................ 22
     SECTION 7.2       Rights of Trustee............................................................................ 23
     SECTION 7.3       Individual Rights of Trustee................................................................. 24
     SECTION 7.4       Trustee's Disclaimer......................................................................... 24
     SECTION 7.5       Notice of Default or Events of Default....................................................... 24
     SECTION 7.6       Reports by Trustee to Holders................................................................ 24
     SECTION 7.7       Compensation and Indemnity................................................................... 24
     SECTION 7.8       Replacement of Trustee....................................................................... 25
     SECTION 7.9       Successor Trustee by Merger, Etc............................................................. 25
     SECTION 7.10      Eligibility; Disqualification................................................................ 26
     SECTION 7.11      Preferential Collection of Claims Against Company............................................ 26

ARTICLE 8   DISCHARGE OF INDENTURE; DEFEASANCE...................................................................... 26
     SECTION 8.1       Discharge of Indenture; Defeasance........................................................... 26
     SECTION 8.2       Conditions to Defeasance..................................................................... 27
     SECTION 8.3       Application of Trust Money................................................................... 28
     SECTION 8.4       Repayment to Company......................................................................... 28
     SECTION 8.5       Reinstatement................................................................................ 29

ARTICLE 9   AMENDMENTS, SUPPLEMENTS AND WAIVERS..................................................................... 29
     SECTION 9.1       Without Consent of Holders................................................................... 29
     SECTION 9.2       With Consent of Holders...................................................................... 30
     SECTION 9.3       Revocation and Effect of Consents............................................................ 30
     SECTION 9.4       Notation on or Exchange of Notes............................................................. 31
     SECTION 9.5       Trustee to Sign Amendments, Etc.............................................................. 31

ARTICLE 10  GUARANTEE OF NOTES...................................................................................... 31
     SECTION 10.1      Unconditional Guarantee...................................................................... 31
     SECTION 10.2      Severability................................................................................. 32
     SECTION 10.3      Limitation of Guarantor's Liability.......................................................... 32
     SECTION 10.4      Contribution................................................................................. 32
     SECTION 10.5      Execution of Guarantee....................................................................... 32
     SECTION 10.6      Obligations of Each Guarantor Unconditional.................................................. 32
     SECTION 10.7      Notice to Trustee............................................................................ 33
     SECTION 10.8      Reliance on Judicial Order or Certificate of Liquidating Agent............................... 33

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
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     SECTION 10.9      Successors and Assigns....................................................................... 33
     SECTION 10.10     No Waiver.................................................................................... 33
     SECTION 10.11     No Subrogation............................................................................... 33
     SECTION 10.12     Additional Subsidiary Guarantors............................................................. 34
     SECTION 10.13     Modification................................................................................. 34
     SECTION 10.14     Release of Guarantor......................................................................... 34
     SECTION 10.15     This Article 10 Not to Prevent Events of Default............................................. 34
     SECTION 10.16     Trustee's Compensation Not Prejudiced........................................................ 35

ARTICLE 11  MISCELLANEOUS........................................................................................... 35
     SECTION 11.1      Notices...................................................................................... 35
     SECTION 11.2      Communications by Holders with Other Holders................................................. 35
     SECTION 11.3      Certificate and Opinion as to Conditions Precedent........................................... 35
     SECTION 11.4      Record Date for Vote or Consent of Noteholders............................................... 36
     SECTION 11.5      Rules by Trustee, Paying Agent, Registrar.................................................... 36
     SECTION 11.6      Legal Holidays............................................................................... 36
     SECTION 11.7      Governing Law................................................................................ 37
     SECTION 11.8      No Adverse Interpretation of Other Agreements................................................ 37
     SECTION 11.9      No Recourse Against Others................................................................... 37
     SECTION 11.10     Successors................................................................................... 37
     SECTION 11.11     Multiple Counterparts........................................................................ 37
     SECTION 11.12     Separability................................................................................. 37
     SECTION 11.13     Table of Contents, Headings, Etc............................................................. 37

RULE 144A/REGULATION S APPENDIX..................................................................................... 41

EXHIBIT A              FORM OF NOTE .............................................................................. A1-1

EXHIBIT B-1            FORM OF PURCHASER LETTER................................................................... B1-1

EXHIBIT B-2            FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER FROM
                       RULE 144A GLOBAL NOTE TO REGULATION S GLOBAL NOTE.......................................... B2-1

EXHIBIT B-3            FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER FROM
                       REGULATION S GLOBAL NOTE TO RULE 144A GLOBAL NOTE.......................................... B3-1

EXHIBIT B-4            FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER OF
                       CERTIFICATED NOTES......................................................................... B4-1

EXHIBIT B-5            FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER FROM
                       RULE 144A GLOBAL NOTE OR REGULATION S PERMANENT GLOBAL NOTE TO
                       CERTIFICATED NOTE.......................................................................... B5-1

EXHIBIT C-1            FORM OF GUARANTEE.......................................................................... C1-1

EXHIBIT D-1            FORM OF GUARANTOR SUPPLEMENT............................................................... D1-1

     INDENTURE dated as of August 4, 1998 among WOLVERINE TUBE, INC., a Delaware corporation (the "Company"), the GUARANTORS (as hereinafter defined) and FIRST UNION NATIONAL BANK, a national banking association, as Trustee (the "Trustee").

     Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Notes:

                                    ARTICLE 1

                   DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.1 DEFINITIONS. The terms defined in this Section 1.1 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.1.

     "Adjusted Net Assets" of a Guarantor at any date means the lesser of (x) the amount by which the fair value of the property of such Guarantor at such date exceeds the total amount of liabilities, including, without limitation, the probable amount of contingent liabilities (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date) of such Guarantor at such date, but excluding liabilities under the Guarantee of such Guarantor, and (y) the amount by which the present fair saleable value of the assets of such Guarantor at such date exceeds the amount that will be required to pay the probable liability of such Guarantor on its debts (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date and after giving effect to any collection from any Subsidiary of such Guarantor in respect of any obligations of such Subsidiary under the Guarantee of such Guarantor), excluding debt in respect of the Guarantee of such Guarantor, as they become absolute and matured.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any Person, means the power to direct the management or policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Agent" means any Registrar, Paying Agent or agent for service of notices and demands.

     "Applicable Procedures" means any procedures required to be followed by the Depositary, Euroclear or Cedel, including, but not limited to, the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "Management Regulations" and "Instructions to Participants" of Cedel Bank.

     "Attributable Indebtedness", when used with respect to any Sale/Leaseback Transaction, means, as at the time of determination, the present value (discounted at the rate set forth or implicit in the terms of the lease included in such transaction) of the total obligations of the lessee for rental payments (other than amounts required to be paid on account of property taxes, maintenance, repairs, insurance, assessments, utilities, operating and labor costs and other items which do not constitute payments for property rights) during the remaining term of the lease included in such Sale/Leaseback Transaction (including any period for which such lease has been extended).

     "Bank Credit Facility" means the Credit Agreement dated as of April 30, 1997 among the Company and Wolverine Tube (Canada) Inc., as the Borrowers, the Lenders listed therein, Credit Suisse First Boston, as Administrative Agent, and Mellon Bank, N.A., as Documentation Agent, as amended by that First Amendment and Limited Waiver to Credit Agreement dated as of June 26, 1998 by and among the Company and Wolverine Tube (Canada) Inc., Credit Suisse First Boston, as Administrative Agent, and Mellon Bank, N.A., as Documentation Agent, and the Lenders listed therein.

     "Board of Directors" means, with respect to any Person, the Board of Directors of such Person or any committee of the Board of Directors authorized to act therefor.

     "Business Day" means a day that is not a Legal Holiday.

     "Capitalized Lease Obligation" of any Person means any obligation of such Person to pay rent or other amounts under a lease of property, real or personal, that is required to be capitalized for financial reporting purposes in accordance with GAAP; and the amount of such obligation shall be the capitalized amount thereof determined in accordance with GAAP.

     "Cash" or "cash" means such coin or currency of the United States as at any time of payment is legal tender for the payment of public and private debts.

     "Company" means the party named as such in this Indenture until a successor replaces it pursuant to this Indenture and thereafter means the successor.

     "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.

     "Comparable Treasury Price" means with respect to any redemption date for the Notes (i) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

     "Consolidated Net Tangible Assets" means as of any particular time the aggregate amount of assets (less depreciation and valuation reserves and other reserves and items deductible from gross book value of specific asset accounts under GAAP) after deducting therefrom:

           (a) all current liabilities except for (i) notes and loans payable,
     (ii) current maturities of long-term debt, and (iii) current maturities of obligations under capital leases; and

           (b) all deferred debt issuance costs, goodwill, patents, and other like intangibles,

all as set forth on the most recent consolidated balance sheet of the Company and its consolidated Subsidiaries and computed in accordance with GAAP.

     "Corporate Trust Office" of the Trustee means the office of the Trustee at which its corporate trust business is administered, which office initially is located at 1441 Main Street, 4th Floor, Columbia, South Carolina, 29202,
Attention: Corporate Trust Department.

     "Default" or "default" means any event which is, or after the giving of notice or the passage of time, or both, would be, an Event of Default.

     "Depositary" means The Depository Trust Company, its nominees and their respective successors and assigns.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     "Funded Indebtedness" means all Indebtedness (including Indebtedness incurred under any revolving credit, letter of credit or working capital facility) that matures by its terms, or that is renewable at the option of any obligor thereon to a date, more than one year after the date on which such Indebtedness is originally incurred.

     "GAAP" means generally accepted accounting principles consistently applied as in effect in the United States from time to time.

     "Guarantee" means, as the context may require, individually, a guarantee, or collectively, any and all guarantees, of the Obligations of the Company with respect to the Notes made by each Guarantor pursuant to the terms of Article 10 hereof, substantially in the form set forth in Exhibit C-1.

     "Guarantor" shall initially mean each of Tube Forming L.P., Small Tube Manufacturing Corp., and Wolverine Finance Company, and "Guarantors" shall initially mean such entities, collectively.

     "Hedging Obligations" of any Person means the net obligation (not the notional amount) of such Person pursuant to any interest rate swap agreement, foreign currency exchange agreement, interest rate collar agreement, option or future contract or other similar agreement or arrangement relating to interest rates or foreign exchange rates.

     "Holder" or "Noteholder" means the person in which name a Note is registered on the Registrar's books.

     "Indebtedness" of any Person at any date means, without duplication, (i) all indebtedness of such Person for borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person in respect of letters of credit or other similar instruments (or reimbursement obligations with respect thereto), other than standby letters of credit and performance bonds issued by such Person in the ordinary course of business, to the extent not drawn or, to the extent drawn, if such drawing is reimbursed not later than the third Business Day following demand for reimbursement, (iv) all obligations of such Person to pay the deferred and unpaid purchase price of property or services, except trade payables and accrued expenses incurred in the ordinary course of business, (v) all Capitalized Lease Obligations of such Person, (vi) all Indebtedness of others secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person, (vii) all Indebtedness of others guaranteed by such Person to the extent of such guarantee and (viii) all Hedging Obligations of such Person.

     "Indenture" means this Indenture as amended, restated or supplemented from time to time.

     "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

     "Initial Purchasers" means Credit Suisse First Boston Corporation and Morgan Stanley & Co. Incorporated, as Initial Purchasers under the Purchase Agreement.

     "Institutional Accredited Investor" means an institutional "accredited investor" as that term is defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

     "Instrument" means any agreement, indenture, instrument or other document under which any obligation is evidenced, assumed, guaranteed or secured.

     "Investment" means, with respect to any Person, directly or indirectly, any advance, loan or other extension of credit or capital contribution to, or any purchase, acquisition or ownership by such Person of any capital stock, bonds, notes, debentures, partnership or joint venture interests or other securities of, the acquisition, by purchase or otherwise, of all or substantially all of the business or assets or stock or other evidence of beneficial ownership of, any Person or the making of any investment in, any Person or transfers of property or assets to any Affiliate other than sales of assets or payment for services rendered in the ordinary course of business consistent with past practice.

     "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law. For the purposes of this Indenture, the Company or any Subsidiary of the Company shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, Capitalized Lease Obligation or other title retention agreement relating to such asset.

     "Maturity Date" means August 1, 2008.

     "Notes" means the 7-3/8% Senior Notes Due 2008 or any of them (each, a "Note"), as amended or supplemented from time to time, that are issued pursuant to this Indenture.

     "Obligations" means, with respect to any Indebtedness, any principal, premium, interest, penalties, fees, indemnifications, reimbursements, damages and other expenses payable under the documentation governing such Indebtedness.

     "Officer" means the Chairman of the Board, Chief Executive Officer, the President, any Vice President, the Chief Financial Officer, the Treasurer or the Secretary of the Company or a Guarantor, as appropriate.

     "Officers' Certificate" means, with respect to any Person, a certificate signed by two Officers of such Person that shall comply with applicable provisions of this Indenture.

     "Opinion of Counsel" means a written opinion from legal counsel acceptable to the Trustee. The counsel may be an employee of or counsel to the Company or the Trustee.

     "Pari Passu Indebtedness" means any Indebtedness of the Company, whether outstanding on the date on which the Notes are originally issued or thereafter created, incurred or assumed, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall be subordinated in right of payment to the Notes.

     "Payment in full" or "paid in full" means payment in full in cash.

     "Person" or "person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government (including any agency or political subdivision thereof).

     "PORTAL Market" means the Private Offerings, Resales and Trading through Automated Linkages Market operated by the National Association of Securities Dealers, Inc. or any successor thereto.

     "Principal" or "principal" of a debt security, including the Notes, means the principal of the security plus, when appropriate, the premium, if any, on the security.

     "Purchase Agreement" means the Purchase Agreement dated July 30, 1998 among the Company, the Guarantors and the Initial Purchasers.

     "QIB" means a "Qualified Institutional Buyer" as that term is defined in Rule 144A.

     "Redemption Date" or "redemption date," when used with respect to any Note to be redeemed, means the date fixed for such redemption pursuant to this Indenture, as set forth in the form of Note annexed as Exhibit A hereto.

     "Redemption Price" or "redemption price," when used with respect to any Note to be redeemed, means the price fixed for such redemption pursuant to this Indenture, as set forth in the form of Note annexed as Exhibit A hereto.

     "Reference Treasury Dealer" means each of Credit Suisse First Boston Corporation, Morgan Stanley & Co. Incorporated and two other primary United States Government securities dealers in New York City (each, a "Primary Treasury Dealer") appointed by the Trustee in consultation with the Company; provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company shall substitute therefor another Primary Treasury Dealer.

     "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third Business Day preceding such redemption date.

     "Regulation S" means Regulation S promulgated under the Securities Act.

     "Restricted Security" has the same meaning as "Restricted Security" set forth in Rule 144(a)(3) promulgated under the Securities Act; provided that the Trustee shall be entitled to request and conclusively rely upon an Opinion of Counsel with respect to whether any Note is a Restricted Security. Each Restricted Security shall bear the appropriate legend set forth in Section 2.3(e) of the Appendix.

     "Rule 144" means Rule 144 as promulgated under the Securities Act.

     "Rule 144A" means Rule 144A as promulgated under the Securities Act.

     "Sale/Leaseback Transaction" means any arrangement with any Person providing for the leasing by the Company or any Subsidiary of the Company, for a period of more than three years, of any real or tangible personal property, which property has been or is to be sold or transferred by the Company or such Subsidiary to such Person in contemplation of such leasing.

     "SEC" or "Commission" means the United States Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     "Significant Subsidiary" means any Subsidiary of the Company which is a "significant subsidiary" as defined in Rule 1-02(w) of Regulation S-X under the Securities Act and the Exchange Act (as such Regulation is in effect on the date hereof).

     "Subsidiary" means any corporation of which at least a majority of the outstanding capital stock having voting power under ordinary circumstances to elect directors of such corporation shall at the time be held, directly or indirectly, by the Company, by the Company and one or more Subsidiaries or by one or more Subsidiaries.

     "TIA" means the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990 and as in effect on the date of this Indenture, except to the extent any amendment to the Trust Indenture Act expressly provides for application of the Trust Indenture Act as in effect on another date.

     "Treasury Rate" means, with respect to any redemption date for the Notes,
(i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United

States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Maturity Date, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The Treasury Rate shall be calculated on the third Business Day preceding the redemption date.

     "Trustee" means First Union National Bank until a successor replaces it in accordance with the provisions of this Indenture and thereafter means the successor.

     "Trust Officer" means any officer in the Corporate Trust Office of the Trustee or any other officer customarily performing functions similar to those performed by any of the above-designated officers who shall, in any case, be responsible for the administration of this Indenture or have familiarity with it, and also means, with respect to a particular corporate matter, any other officer of the Trustee to whom corporate trust matters are referred because of his knowledge of and familiarity with the particular subject.

SECTION 1.2  OTHER DEFINITIONS.

     The definitions of the following terms may be found in the sections indicated as follows:

                                                                                                Defined
             Term                                                                              in Section
             ----                                                                              ----------
             "Agent Members"....................................................................Appendix
             "Appendix".........................................................................  2.1
             "Bankruptcy Law"...................................................................  6.1
             "Custodian"........................................................................  6.1
             "Event of Default".................................................................  6.1
             "Funding Guarantor"................................................................ 10.4
             "Global Note"......................................................................Appendix
             "Legal Holiday".................................................................... 11.6
             "Paying Agent".....................................................................  2.3
             "Registrar"........................................................................  2.3
             "Funding Guarantor"................................................................ 10.4
             "Regulation S Global Note".........................................................Appendix
             "U.S. Government Obligations"......................................................  8.1

SECTION 1.3  INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.

     This Indenture is hereby made subject to, and shall be governed by, the provisions of the TIA required to be part of and to govern indentures qualified under the TIA. The following TIA terms used in this Indenture have the following meanings:

             "Commission" means the SEC.

             "indenture securities" means the Notes.

             "indenture securityholder" means a Holder or Noteholder.

             "indenture to be qualified" means this Indenture.

             "indenture trustee" or "institutional trustee" means the Trustee.

             "obligor on the indenture securities" means the Company, the
              Guarantors or any other obligor on the Notes.

     All other terms used in this Indenture that are defined in the TIA, defined by a TIA reference to another statute or defined by SEC rule and not otherwise defined herein have the meanings assigned to them therein.

SECTION 1.4  RULES OF CONSTRUCTION.

     Unless the context otherwise requires:

            (1) a term has the meaning assigned to it herein;

            (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

            (3) "or" is not exclusive;

            (4) words in the singular include the plural, and words in the plural include the singular;

            (5) provisions apply to successive events and transactions; and

            (6) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                                    ARTICLE 2

                                    THE NOTES

SECTION 2.1  DESIGNATION, FORM AND DATING.

     Certain provisions relating to the Notes are set forth in the Rule 144A/Regulation S Appendix attached hereto (the "Appendix"), which is hereby incorporated in and expressly made a part of this Indenture. The Notes and the trustee's certificate of authentication shall be substantially in the form of Exhibit A to the Appendix, which is hereby incorporated in and expressly made a part of this Indenture. The Notes may have notations, legends or endorsements required by law, rule of any securities exchange or over-the-counter market on which such Notes are then listed or quoted, or usage, in addition to those set forth in the Appendix and Exhibit A thereto. The Company and the Trustee shall approve the forms of Notes and any notation, endorsement or legend on them. Each Note shall be dated the date of its authentication. The terms of the Notes set forth in the Appendix and Exhibit A thereto are part of the terms of this Indenture and, to the extent applicable, the Company, the Guarantors and the Trustee, by their execution and delivery of this Indenture, expressly agree to be bound by such terms.

SECTION 2.2  EXECUTION AND AUTHENTICATION.

     Two Officers of the Company shall sign the Notes for the Company by manual or facsimile signature. If an Officer whose signature is on a Note no longer holds that office at the time the Trustee authenticates the Note, the Note shall be valid nevertheless. A Note shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Note. The signature of the Trustee on a Note shall be conclusive evidence that the Note has been duly and validly authenticated and issued under this Indenture.

     The Trustee shall act as the initial authenticating agent. Thereafter, the Trustee may appoint an authenticating agent acceptable to the Company to authenticate the Notes. Unless limited by the terms of such appointment, an authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate of the Company.

     The Trustee shall authenticate Notes for original issue up to the aggregate principal amount stated in Section 2.2 of the Appendix to this Indenture upon a written order of the Company signed by two Officers. The aggregate principal amount of Notes outstanding at any time may not exceed that amount except as provided in Section 2.6. The Notes shall be issuable only in registered form without coupons only in denominations of $1,000 and any integral multiple thereof.

SECTION 2.3  REGISTRAR AND PAYING AGENT.

     The Company shall maintain an office or agency where Notes may be presented for registration of transfer or for exchange (the "Registrar"), an office or agency where Notes may be presented for payment (the "Paying Agent") and an office or agency where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Registrar shall keep a register of the Notes and of their transfer and exchange. The Company may have one or more co-Registrars and one or more additional Paying Agents. The term "Registrar" includes any co-Registrar and the term "Paying Agent" includes any additional Paying Agent.

     The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any Agent not a party to this Indenture. If the Company fails to maintain a Registrar, Paying Agent or agent for service of notices and demands, or fails to give the foregoing notice, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 7.7. The Company or any Affiliate of the Company may act as Paying Agent (except for the purposes of Article 8) and Registrar.

     The Company initially appoints the Trustee as Registrar, Paying Agent and agent for service of notices and demands in connection with the Notes.

SECTION 2.4  PAYING AGENT TO HOLD MONEY IN TRUST.

     On or prior to each due date of the principal of or interest on any Notes, the Company shall deposit with the Paying Agent a sum sufficient to pay such principal or interest so becoming due. The Paying Agent shall hold in trust for the benefit of Noteholders or the Trustee all money held by the Paying Agent for the payment of principal of or interest on the Notes, and shall promptly notify the Trustee in writing of any default by the Company (or any other obligor on the Notes) in making any such payment. If the Company or an Affiliate of the Company acts as Paying Agent, it shall on or before each due date of the principal of or interest on any Notes segregate the money held by it as Paying Agent and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and the Trustee may at any time during the continuance of any default, upon written request to a Paying Agent, require such Paying Agent to forthwith pay to the Trustee all sums so held in trust by such Paying Agent. Upon doing so, the Paying Agent (if other than the Company or an Affiliate of the Company) shall have no further liability for the money delivered to the Trustee. Upon any bankruptcy, reorganization or similar proceeding with respect to the Company, the Trustee shall serve as Paying Agent for the Notes.

SECTION 2.5  NOTEHOLDER LISTS.

     The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Noteholders. If the Trustee is not the Registrar, the Company shall cause the Registrar to furnish to the Trustee on or before each semi-annual interest payment date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Noteholders.

SECTION 2.6  REPLACEMENT NOTES.

     If any mutilated Note is surrendered to the Company or the Trustee, or the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Note, and there is delivered to the Company and the Trustee such Note or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Note has been acquired by a bona fide purchaser, the Company shall execute, and upon its written request the Trustee shall authenticate and deliver, in exchange for any such mutilated Note or in lieu of any such destroyed, lost or stolen Note, a new Note of like tenor and principal amount, bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, or is about to be redeemed by the Company pursuant to Article 3, the Company in its discretion may, instead of issuing a new Note, pay or redeem such Note, as the case may be.

     Upon the issuance of any new Notes under this Section 2.6, the Company may require the payment by the Noteholder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) in connection therewith.

     Every new Note issued pursuant to this Section 2.6 in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

     The provisions of this Section 2.6 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

SECTION 2.7  OUTSTANDING NOTES.

     The Notes outstanding at any time are all Notes authenticated by the Trustee, except for those canceled by it, those delivered to it for cancellation and those described in this Section 2.7 as not outstanding.

     If a Note is replaced pursuant to Section 2.6, it ceases to be outstanding unless the Trustee and the Company receive proof satisfactory to them that the replaced Note is held by a bona fide purchaser.

     If the Paying Agent (other than the Company or an Affiliate of the Company) holds in trust on a redemption date or maturity date money sufficient to pay the principal of, premium, if any, and accrued interest on Notes payable on that date, then on and after that date such Notes cease to be outstanding and interest on them ceases to accrue.

     Subject to the restrictions contained in Section 2.8, a Note does not cease to be outstanding because the Company or an Affiliate of the Company holds the Note.

SECTION 2.8  TREASURY NOTES.

     In determining whether the Holders of the required principal amount of Notes have concurred in any notice, direction, waiver or consent, Notes owned by the Company or any other obligor on the Notes or by any Affiliate of the Company or of such other obligor shall be disregarded, except that for purposes of determining whether the Trustee shall be protected in relying on any such notice, direction, waiver or consent, only Notes which the Trustee knows are so owned shall be so disregarded. Notes so owned which have been pledged in good faith shall not be disregarded if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to the Notes and that the pledgee is not the Company or any Affiliate of the Company.

SECTION 2.9   TEMPORARY NOTES.

     Until definitive Notes are ready for delivery, the Company may prepare and execute, and, upon the order of the Company, the Trustee shall authenticate and deliver temporary Notes. Temporary Notes shall be substantially in the form of definitive Notes but may have variations that the Company with the consent of the Trustee considers appropriate for temporary Notes. Every such temporary Note shall be executed by the Company and authenticated by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Notes. Without unreasonable delay, the Company will execute and deliver to the Trustee definitive Notes and thereupon any or all temporary Notes may be surrendered in exchange therefor, at each office or agency maintained by the Company pursuant to Section 4.11 and the Trustee shall authenticate and deliver in exchange for such temporary Notes an equal aggregate principal amount at maturity of definitive Notes. Such exchange shall be made by the Company at its own expense and without any charge therefor. Until so exchanged, the Holder of temporary Notes shall in all respects be entitled to the same benefits under this Indenture as a Holder of definitive Notes authenticated and delivered hereunder.

SECTION 2.10  CANCELLATION.

     The Company at any time may deliver Notes to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee for cancellation any Notes surrendered to them for transfer, exchange or payment. The Trustee and no one else shall cancel all Notes surrendered for transfer, exchange, payment (including redemption), or cancellation and shall destroy canceled Notes and thereupon deliver a certificate of cancellation to the Company. The Company may not issue new Notes to replace Notes it has redeemed, paid or delivered to the Trustee for cancellation.

SECTION 2.11  DEFAULTED INTEREST.

     If the Company defaults in a payment of interest on the Notes, the Company shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful) at the rate specified therefor in the Notes in any lawful manner. The Company may pay the defaulted interest to the Persons who are Noteholders on a subsequent special record date. The Company shall fix or cause to be fixed (or upon the Company's failure to do so the Trustee shall fix) any such special record date and payment date to the reasonable satisfaction of the Trustee which specified record date shall not be less than 10 days prior to the payment date for such defaulted interest and shall promptly mail or cause to be mailed to each Noteholder a notice that states the special record date, the payment date and the amount of defaulted interest to be paid. The Company shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Note and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such defaulted interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when so deposited to be held in trust for the benefit of the Person entitled to such defaulted interest as provided in this
Section 2.11.

SECTION 2.12  CUSIP NUMBERS.

     The Company in issuing the Notes may use "CUSIP" numbers (if then generally in use) and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders, provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers.

                                    ARTICLE 3

                                   REDEMPTION

SECTION 3.1  RIGHT TO REDEEM; NOTICE TO TRUSTEE.

     The Company may, at its option, from time to time redeem all or any part of the Notes on any date prior to maturity, upon notice as set forth below, and at the redemption prices set forth in paragraph 5 of the form of Note attached hereto as Exhibit A, together with accrued and unpaid interest thereon to the date of redemption.

     If the Company elects to redeem Notes pursuant to paragraph 5 of the Notes, it shall notify the Trustee at least 45 days prior to the redemption date as fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee) of the redemption date, the principal amount of Notes to be redeemed and the redemption price (including, if applicable, the method by which it is to be calculated). Such notice shall be accompanied by an Officers' Certificate of the Company to the effect that such redemption will comply with the conditions herein. If fewer than all of the Notes are to be redeemed, the record date relating to such redemption shall be selected by the Company and given to the Trustee, which record date shall not be less than 10 days after the date of notice to the Trustee.

SECTION 3.2  SELECTION OF NOTES TO BE REDEEMED.

     If less than all of the Notes are to be redeemed, the Trustee shall, not more than 30 days prior to the redemption date, select the Notes to be redeemed by lot, pro rata or by another method the Trustee considers fair and appropriate; provided that such method is not prohibited by any stock exchange or market on which the Notes are then listed. The Trustee shall make the selection from the Notes outstanding and not previously called for redemption. Notes in denominations of $1,000 may only be redeemed in whole. The Trustee may select for redemption portions (equal to $1,000 or any multiple thereof) of the principal of Notes that have denominations larger than $1,000. Provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption. Upon request of the Company, the Trustee shall notify the Company of the Notes or portions of Notes to be redeemed.

SECTION 3.3  NOTICE OF REDEMPTION.

     At least 30 days but not more than 60 days before a redemption date, the Trustee shall mail or cause to be mailed a notice of redemption by first-class mail to each Holder of Notes to be redeemed at such Holder's address as it appears on the Registrar's books.

     The notice shall identify the Notes to be redeemed and shall state:

             (1) the redemption date;

             (2) the redemption price, or method by which it is to be calculated;

             (3) the CUSIP number, if any, printed on the Notes being redeemed;

             (4) the name and address of the Paying Agent;

             (5) that Notes called for redemption must be presented and surrendered to the Paying Agent to collect the redemption price plus accrued and unpaid interest, if any;

             (6) that, unless the Company defaults in making the redemption payment, interest on Notes called for redemption ceases to accrue on and after the redemption date and the only remaining right of the Holder is to receive payment of the redemption price upon presentation and surrender to the Paying Agent of the Notes; and

             (7) if any Note is being redeemed in part, the portion of the principal amount of such Note to be redeemed and that, after the redemption date, upon presentation and surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion thereof will be issued.

     The Trustee shall give the notice of redemption in the Company's name and at the Company's sole expense.

SECTION 3.4  EFFECT OF NOTICE OF REDEMPTION.

     Once the notice of redemption described in Section 3.3 is mailed, Notes called for redemption become due and payable on the redemption date and at the redemption price stated in the notice. Upon presentation and surrender to the Paying Agent, such Notes shall be paid at the redemption price, plus accrued and unpaid interest, if any, to the redemption date; provided that the Company shall have deposited the redemption price and accrued interest, if any, with the Paying Agent or the Trustee on or before 11:00 a.m. (New York City time) on the date of redemption; provided, further, that if the redemption date is on an interest payment date, any accrued and unpaid interest shall be payable to the Noteholder of the redeemed Notes registered on the relevant record date; provided, further, that if the redemption date is a Legal Holiday, payment shall be made on the next succeeding Business Day and no interest shall accrue for the period from such redemption date to such succeeding Business Day. The notice, if mailed in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the Holder of any Note designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Note.

SECTION 3.5  DEPOSIT OF REDEMPTION PRICE.

     By at least 11:00 a.m. (New York City time) on the date on which any principal of or interest on a Note is due and payable, the Company shall deposit with the Paying Agent (or if the Company or an Affiliate of the Company acts as Paying Agent, shall segregate and hold in trust) money sufficient to pay the redemption price of and accrued and unpaid interest on all Notes to be redeemed on that date, other than Notes or portions thereof called for redemption on that date which have been delivered by the Company to the Trustee for cancellation. The Paying Agent shall return to the Company any money not required for that purpose. If such money is then held by the Company or an Affiliate of the Company in trust and is not required for such purpose, it shall be discharged from the trust.

     If the Company complies with the preceding paragraph, then, unless the Company defaults in the payment of such redemption price, interest on the Notes to be redeemed will cease to accrue on and after the applicable redemption date, whether or not such Notes are presented for payment.

SECTION 3.6  NOTES REDEEMED IN PART.

     Upon surrender of a Note that is redeemed in part, the Company shall execute and the Trustee shall authenticate for the Holder (at the Company's expense) a new Note equal in principal amount to the unredeemed portion of the Note surrendered.

                                    ARTICLE 4

                                    COVENANTS

SECTION 4.1  PAYMENT OF NOTES.

     The Company covenants and agrees that it will duly and punctually pay or cause to be paid the principal amount at maturity, redemption price and interest, in respect of each of the Notes at the places, at the respective times and in the manner provided herein and in the Notes. Each installment of interest on the Notes may be paid by mailing checks for the interest payable to or upon the written order of the Holders of Notes entitled thereto as they shall appear on the registry books of the Company.

     The Company shall pay interest on overdue principal at the rate specified therefor in the Notes, and it shall pay interest on overdue installments of interest at the same rate to the extent lawful as provided in Section 2.11.

SECTION 4.2  SEC REPORTS; 144A INFORMATION.

     The Company shall file all reports and other information and documents which it is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, and within 15 days after it files them with the SEC, the Company shall file copies of all such reports, information and other documents with the Trustee. The Company will cause any quarterly and annual reports which it mails to its stockholders to be mailed to the Holders of the Notes.

     In the event the Company is at any time no longer subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company will prepare, for the first three quarters of each fiscal year, quarterly financial statements substantially equivalent to the financial statements required to be included in a report on Form 10-Q under the Exchange Act. In such event, the Company will also prepare, on an annual basis, complete audited consolidated financial statements including, but not limited to, a balance sheet, a statement of income and retained earnings, a statement of cash flows and all appropriate notes. All such financial statements will be prepared in accordance with GAAP, except for changes with which the Company's independent accountants concur, and except that quarterly statements may be subject to year-end adjustments. The Company will cause a copy of such financial statements to be filed with the Trustee and mailed to the Holders of the Notes within 50 days after the close for each of the first three quarters of each fiscal year and within 95 days after the close of each fiscal year. The Company will also comply with the other provisions of TIA ss. 314(a).

     At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, upon the request of a Holder or beneficial owner of a Note, the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such holder, to such beneficial owner or to a prospective purchaser designated by such Noteholder or beneficial owner, as the case may be, in order to permit compliance by such Noteholder or beneficial owner with Rule 144A under the Securities Act in connection with the resale of such Note by such Noteholder or beneficial owner; provided, however, the Company shall not be required to furnish such information in connection with any request made on or after the date which is two years from the later of (i) the date such Note (or any predecessor Note) was acquired from the Company or (ii) the date such Note (or any predecessor Note) was last acquired from an "affiliate" of the Company within the meaning of Rule 144 under the Securities Act. "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).

SECTION 4.3  LIMITATION ON LIENS.

     The Company shall not, and shall not permit any Subsidiary of the Company to, issue, assume or guarantee any Indebtedness for borrowed money secured by any Lien on any property or asset now owned or hereafter acquired by the Company or such Subsidiary without making effective provision whereby any and all Notes then or thereafter outstanding will be secured by a Lien equally and ratably with any and all other obligations thereby secured for so long as any such obligations shall be so secured. Notwithstanding the foregoing, the Company or any Subsidiary of the Company may, without so securing the Notes, issue, assume or guarantee Indebtedness for borrowed money secured by the following Liens:

     (a) Liens existing on the date on which the Notes are originally issued or provided for under the terms of agreements existing on such date;

     (b) Liens on property securing (i) all or any portion of the cost of acquiring, constructing, altering, improving or repairing any property or assets, real or personal, or improvements used or to be used in connection with such property or (ii) Indebtedness incurred by the Company or any Subsidiary of the Company prior to or within one year after the later of the acquisition, the completion of construction, alteration, improvement or repair or the commencement of commercial operation of such property, which Indebtedness is incurred for the purpose of financing all or any part of the purchase price thereof or construction or improvements thereon;

     (c) Liens securing Indebtedness owed by a Subsidiary of the Company to the Company or to any other Subsidiary of the Company;

     (d) Liens on the property of any Person existing at the time such Person becomes a Subsidiary of the Company and not incurred as result of (or in connection with or in anticipation of) such Person becoming a Subsidiary of the Company, provided that such Liens do not extend to or cover any property or assets of the Company or any of its Subsidiaries other than the property encumbered at the time such Person becomes a Subsidiary of the Company and do not secure Indebtedness with a principal amount in excess of the principal amount outstanding at such time;

     (e) Liens on any property securing (i) Indebtedness incurred in connection with the construction, installation or financing of pollution control or abatement facilities or other forms of industrial revenue bond financing or (ii) Indebtedness issued or guaranteed by the United States or any State thereof or any department, agency or instrumentality of either;

     (f) Liens on any property of the Company or any Subsidiary in favor of governmental bodies;

     (g) Liens to secure taxes not yet due or which are being contested in good faith by the Company or a Subsidiary;

     (h) Liens extending, renewing, refinancing or replacing (or successive extensions, renewals, refinancings or replacements of) any Lien, in whole or in part, of any type permitted under the foregoing clauses (a) through (g) above, provided that such Lien extends to or covers only the property that is subject to the Lien being extended, renewed, refinanced or replaced and that the principal amount of the Indebtedness secured thereby shall not exceed the principal amount of Indebtedness so secured at the time of such extension, renewal, refinancing or replacement; or

     (i) Liens (exclusive of any Lien of any type otherwise permitted under clauses (a) through (h) above) securing Indebtedness for borrowed money of the Company or any Subsidiary of the Company in an aggregate principal amount which, together with the aggregate amount of Attributable Indebtedness deemed to be outstanding in respect of all Sale/Leaseback Transactions entered into pursuant to clause (a) Section 4.4 hereof (exclusive of any such Sale/Leaseback Transactions otherwise permitted under clauses (a) through (h) above), does not at the time such Indebtedness is incurred exceed 10% of Consolidated Net Tangible Assets.

SECTION 4.4  LIMITATION ON SALE/LEASEBACK TRANSACTIONS.

     The Company shall not, and shall not permit any Subsidiary of the Company to, enter into any Sale/Leaseback Transaction with any Person (other than the Company or a Subsidiary of the Company) unless:

     (a) the Company or such Subsidiary would be entitled to incur Indebtedness, in a principal amount equal to the Attributable Indebtedness with respect to such Sale/Leaseback Transaction, secured by a Lien on the property subject to such Sale/Leaseback Transaction pursuant to Section 4.3 without equally and ratably securing the Notes pursuant hereto;

     (b) after the date on which the Notes are originally issued and within a period commencing six months prior to the consummation of such Sale/Leaseback Transaction and ending six months after the consummation thereof, the Company or such Subsidiary shall have expended for property used or to be used in the ordinary course of business of the Company and its Subsidiaries an amount equal to all or a portion of the net proceeds of such Sale/Leaseback Transaction and the Company shall have elected to designate such amount as a credit against such Sale/Leaseback Transaction (with any such amount not being so designated to be applied as set forth in clause (c) below); or

     (c) the Company, during the 12-month period after the effective date of such Sale/Leaseback Transaction, shall have applied to the voluntary defeasance or retirement of Notes or any Pari Passu Indebtedness an amount equal to the greater of the net proceeds of the sale or transfer of the property leased in such Sale/Leaseback Transaction and the fair value, as determined by the Board of Directors of the Company, of such property at the time of entering into such Sale/Leaseback Transaction (in either case adjusted to reflect the remaining term of the lease and any amount expended by the Company as set forth in clause
(b) above), less an amount equal to the principal amount of Notes and Pari Passu Indebtedness voluntarily defeased or retired by the Company within such 12-month period and not designated as a credit against any other Sale/Leaseback Transaction entered into by the Company or any Subsidiary during such period.

SECTION 4.5  COMPLIANCE CERTIFICATES.

     The Company and the Guarantors shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company, an Officers' Certificate as to the signer's knowledge of the Company's and the Guarantors' compliance with all conditions and covenants on their part contained in this Indenture and stating whether or not the signer knows of any default or Event of Default. If such signer knows of such a default or Event of Default, the Officers' Certificate shall describe the default or Event of Default and the efforts to remedy the same. For the purposes of this Section 4.5, compliance shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Indenture.

SECTION 4.6  NOTICE OF DEFAULTS.

     The Company and the Guarantors will give notice to the Trustee, promptly upon becoming aware thereof, of the existence of any Event of Default hereunder.

SECTION 4.7  PAYMENT OF TAXES AND OTHER CLAIMS.

     The Company and the Guarantors will, and will cause each of their Subsidiaries to, pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all material taxes, assessments and governmental charges levied or imposed upon the Company, directly or by reason of its ownership of any Subsidiary, the Guarantors or their Subsidiaries or upon the income, profits or property of the Company, the Guarantors or their Subsidiaries; and (2) all material lawful claims for labor, materials and supplies, which, if unpaid, might by law become a lien upon the property of the Company, the Guarantors or their Subsidiaries; provided, however, that none of the Company, the Guarantors or their Subsidiaries shall be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which adequate provision has been made.

SECTION 4.8   CORPORATE EXISTENCE.

     Subject to Article 5, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and rights (charter and statutory) and the corporate, partnership or other existence of each Subsidiary, in accordance with the respective organizational documents (as the same may be amended from time to time) of each Subsidiary and the rights (charter and statutory), licenses and franchises of the Company and its Subsidiaries; provided, however, that the Company shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any of its Subsidiaries if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries and that the loss thereof is not, and will not be, adverse in any material respect to the Holders.

SECTION 4.9   MAINTENANCE OF PROPERTIES.

     The Company will, and will cause each of its Subsidiaries to, cause all material properties owned, leased or licensed in the conduct of their business to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof and thereto, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times while any Notes are outstanding; provided, however, that nothing in this Section 4.9 shall prevent the Company from doing otherwise if, in the judgment of the Company, the same is desirable in the conduct of the Company's business and is not, and will not be, adverse in any material respect to the Holders.

SECTION 4.10  FURTHER INSTRUMENTS AND ACTS.

     Upon request of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

SECTION 4.11  MAINTENANCE OF OFFICE OR AGENCY.

     The Company will maintain in The City of New York an office or agency where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The office of the agent of the Trustee in The City of New York shall be such office or agency of the Company, unless the Company shall designate and maintain some other office or agency for one or more of such purposes. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

     The Company may from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designation; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such office or agency.

                                    ARTICLE 5

                              SUCCESSOR CORPORATION

SECTION 5.1  LIMITATION ON CONSOLIDATION, MERGER AND SALE OF ASSETS.

     The Company shall not, and shall not permit any Guarantor (unless such Guarantor shall have been released from its Guarantee pursuant to Section 10.14 hereof) to, consolidate with or merge into any Person, or sell, lease, convey, transfer or otherwise dispose of all or substantially all of its assets to any Person, unless:

     (a) the Person formed by or surviving such consolidation (if other than the Company or such Guarantor, as the case may be), or to which such sale, lease, conveyance, transfer or other disposition shall be made, shall be a Subsidiary of the Company or a corporation organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia (or, alternatively, in the case of a Guarantor organized under the laws of a jurisdiction outside the United States, a corporation organized and existing under the laws of such foreign jurisdiction), and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Notes and the performance or observance of every covenant of this Indenture or the Guarantees on the part of the Company or such Guarantor, as the case may be, to be performed or observed;

     (b) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or a Subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing;

     (c) if, as a result of the transaction, property of the Company or any Subsidiary would become subject to a Lien that would not be permitted under
Section 4.3 hereof, the Company or such Subsidiary takes such steps as shall be necessary to secure the Notes equally and ratably with (or prior to) the Indebtedness secured by such Lien; and

     (d) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, sale, lease, conveyance, transfer or disposition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 5.2  SUCCESSOR CORPORATION SUBSTITUTED.

     Upon any consolidation of the Company or any Guarantor with, or merger of the Company or any Guarantor into, any other Person or any sale, lease, conveyance, transfer or disposition of the properties and assets of the Company or any Guarantor substantially as an entirety in accordance with Section 5.1, the successor corporation formed by such consolidation or into which the Company or such Guarantor is merged or to which such sale, lease, conveyance, transfer or disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or such Guarantor under this Indenture with the same effect as if such successor corporation had been named as the Company or such Guarantor herein, and thereafter, except in the case of a lease, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Notes.

                                    ARTICLE 6

                              DEFAULT AND REMEDIES

SECTION 6.1  EVENTS OF DEFAULT.

     An "Event of Default" occurs if:

             (1) the Company or any Guarantor defaults in the payment of any interest on the Notes when the same becomes due and payable and the default continues for a period of 30 days;

             (2) the Company or any Guarantor defaults in the payment of the principal of or premium, if any, on any Note when the same becomes due and payable at maturity, upon redemption or otherwise;

             (3) the Company or any Guarantor fails to comply with any of its other covenants or agreements contained in, or provisions of, the Notes, the Guarantees or this Indenture and such failure continues for the period and after the notice specified below;

             (4) any default shall occur which results in the acceleration of the maturity of any Indebtedness of the Company or any Subsidiary of the Company having an outstanding principal amount of $10 million or more individually or, taken together with all other such Indebtedness that has been so accelerated, in the aggregate; or any default shall occur in the payment of any principal or interest in respect of any Indebtedness of the Company or any Subsidiary of the Company having an outstanding principal amount of $10 million or more individually or, taken together with all other such indebtedness with respect to which any such payment has not been made, in the aggregate and such default shall be continuing for a period of 30 days without the Company or such Subsidiary, as the case may be, effecting a cure of such default;

             (5) a judgment or order is rendered against the Company, a Guarantor or any Significant Subsidiary which requires the payment in money by the Company, a Guarantor or any Significant Subsidiary, either individually or in the aggregate, of an amount (to the extent not covered by insurance) in excess of $10,000,000, and such judgment or order remains unsatisfied, undischarged, unvacated, unbonded and unstayed for 30 days;

             (6) the Company, a Guarantor or any Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

                 (A) commences a voluntary case or proceeding;

                 (B) consents to the entry of an order for relief against it in an involuntary case or proceeding;

                 (C) consents to the appointment of a Custodian of it or for all or substantially all of its property; or

                 (D) makes a general assignment for the benefit of its
             creditors; or

             (7) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                 (A) is for relief against the Company, a Guarantor or any
             Significant Subsidiary in an involuntary case or proceeding;

                 (B) appoints a Custodian of the Company, a Guarantor or any
             Significant Subsidiary or for all or substantially all of the property of any of them; or

                 (C) orders the liquidation of the Company, a Guarantor or any
             Significant Subsidiary;

             and in each case the order or decree remains unstayed and in effect for 60 days.

     The term "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

     A default under clause (3) is not an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% in principal amount of the Notes then outstanding notify the Company and the Trustee, of the default, and the Company does not cure the default within 60 days after receipt of such notice. The notice given pursuant to this Section 6.1 must specify the default, demand that it be remedied and state that the notice is a "Notice of Default." When a default is cured, it ceases.

     Subject to the provisions of Sections 7.1 and 7.2, the Trustee shall not be charged with knowledge of any Event of Default unless written notice thereof shall have been given to a Trust Officer at the Corporate Trust Office of the Trustee by the Company, the Paying Agent, any Holder or an agent of any Holder.

SECTION 6.2  ACCELERATION.

     If an Event of Default (other than an Event of Default specified in Section 6.1(6) or (7)) occurs and is continuing, the Trustee may, by notice to the Company, or the Holders of not less than 25% in principal amount of the Notes then outstanding may, by notice to the Company and the Trustee, and the Trustee shall, upon the request of such Holders, declare all unpaid principal of and premium, if any, and accrued interest to the date of acceleration on the Notes then outstanding (if not then due and payable) to be due and payable upon any such declaration, and the same shall become and be immediately due and payable. If an Event of Default specified in Section 6.1(6) or (7) occurs, all unpaid principal of and premium, if any, and accrued interest on the Notes then outstanding shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Noteholder.

     The Holders of a majority in principal amount of the Notes then outstanding by notice to the Trustee may rescind an acceleration and its consequences if (i) all existing Events of Default, other than the nonpayment of the principal of and accrued interest on the Notes which has become due solely by such declaration of acceleration, have been cured or waived; (ii) the Company has paid or deposited with the Trustee a sum sufficient to pay (a) all overdue interest on the Notes, (b) the principal of any Note which has become due otherwise then by such declaration of acceleration, and (c) to the extent the payment of such interest is lawful, interest on overdue installments of interest and overdue principal, which has become due otherwise than by such declaration of acceleration; (iii) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction; and (iv) all payments due to the Trustee and any predecessor Trustee under Section 7.7 have been made. No such rescission shall affect any subsequent default or impair any right consequent thereon. Anything herein contained to the contrary notwithstanding, in the event of any acceleration pursuant to this Section 6.2, the Company shall not be obligated to pay any premium which it would have had to pay if it had then elected to redeem the Notes pursuant to paragraph 5 of the Notes, except in the case of any Event of Default occurring by reason of any willful action (or inaction) taken (or not taken) by or on behalf of the Company or a Guarantor with the intention of avoiding payment of the premium which it would have had to pay if it had then elected to redeem the Notes pursuant to paragraph 5 of the Notes, in which case an equivalent premium shall also become and be immediately due and payable to the extent permitted by law.

SECTION 6.3  OTHER REMEDIES.

     In case of an Event of Default hereunder, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

     The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Noteholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.

SECTION 6.4  WAIVER OF DEFAULTS AND EVENTS OF DEFAULT.

     Subject to Section 6.7, the Holders of a majority in principal amount of the Notes then outstanding by notice to the Trustee may waive any past default or Event of Default and its consequences, except a default in the payment of the principal of (or premium, if any) or interest on any Note as specified in clauses (1) and (2) of Section 6.1, or a default in respect of a covenant or provision hereof which cannot be modified or amended pursuant to Section 9.2 without the consent of the Holder of each Note affected thereby. When a default or Event of Default is waived, it is cured and ceases, but no such waiver shall extend to any subsequent or other default or impair any consequent right.

SECTION 6.5  CONTROL BY MAJORITY.

     The Holders of a majority in principal amount of the Notes then outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or, subject to Section 7.1, that the Trustee determines is unduly prejudicial to the rights of other Noteholders or would involve the Trustee in personal liability; provided, however, that the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 6.6  LIMITATION ON SUITS.

     A Noteholder may not pursue any remedy with respect to this Indenture or the Notes (except actions for payment of overdue principal or interest) unless:

             (1) the Holder gives to the Trustee written notice of a continuing Event of Default;

             (2) the Holders of at least 25% in principal amount of the then outstanding Notes make a written request to the Trustee to pursue the remedy;

             (3) such Holder or Holders offer to the Trustee indemnity reasonably satisfactory to the Trustee against any loss, liability or expense;

             (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

             (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Notes then outstanding.

     A Noteholder may not use any provision of this Indenture to prejudice the rights of another Noteholder or to obtain a preference or priority over such other Noteholder, or to enforce any rights under this Indenture other than in the manner herein provided and for the equal and ratable benefit of all the Noteholders.

SECTION 6.7   RIGHTS OF HOLDERS TO RECEIVE PAYMENT.

     Notwithstanding any other provision of this Indenture, the right of any Holder of a Note to receive payment of principal of (and premium, if any) and interest on the Note, on or after the respective dates on which such payments are due as expressed in the Note, or to bring suit for the enforcement of any such payment on or after such respective dates, is absolute and unconditional and shall not be impaired or affected without the consent of the Holder.

SECTION 6.8   COLLECTION SUIT BY TRUSTEE.

     If an Event of Default in the payment of principal or interest specified in
Section 6.1(1) or (2) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or the Guarantors (or any other obligor on the Notes) for the whole amount of principal and accrued interest remaining unpaid, together with interest on overdue principal and, to the extent that payment of such interest is lawful, interest on overdue installments of interest, in each case at the rate per annum borne by the Notes and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

SECTION 6.9   TRUSTEE MAY FILE PROOFS OF CLAIM.

     The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Noteholders allowed in any judicial proceedings relative to the Company or the Guarantors (or any other obligor on the Notes), its creditors or its property and shall be entitled and empowered to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same, and any Custodian in any such judicial proceeding is hereby authorized by each Noteholder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.7, and to the extent that such payment of the reasonable compensation, expenses, disbursements and advances in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, monies, securities and other property which the Noteholders may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or the Trustee to authorize or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

SECTION 6.10  PRIORITIES.

     If the Trustee collects any money pursuant to this Article 6, it shall pay out the money in the following order:

     First, to the Trustee for amounts due under Section 7.7;

     Second, to Noteholders for amounts due and unpaid on the Notes for principal, premium, if any, and interest, as to each, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes; and

     Third, to the Company or, to the extent the Trustee collects any amount from any Guarantor, to such Guarantor.

     The Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section 6.10.

SECTION 6.11  UNDERTAKING FOR COSTS.

     In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit made by the Trustee, a suit by a Holder pursuant to
Section 6.7, or a suit by any Holder, or group of Holders, of more than 10% in principal amount of the Notes then outstanding.

SECTION 6.12  RESTORATION OF RIGHTS AND REMEDIES.

     If the Trustee or any Noteholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Noteholder, then and in every such case, subject to any determination in such proceeding, the Company, the Guarantors, the Trustee and the Noteholders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Noteholders shall continue as though no such proceeding had been instituted.

SECTION 6.13  RIGHTS AND REMEDIES CUMULATIVE.

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in the last paragraph of Section 2.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 6.14  DELAY OR OMISSION NOT WAIVER.

     No delay or omission of the Trustee or of any Noteholder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article 6 or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Noteholders, as the case may be.

                                    ARTICLE 7

                                     TRUSTEE

SECTION 7.1   DUTIES OF TRUSTEE.

     (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

     (b) Except if an Event of Default has occurred and is occurring:

         (1) the Trustee need perform only those duties as are specifically set forth in this Indenture and no others; and

         (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. The Trustee, however, shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

     (c) The Trustee may not be relieved, and no provision of this Indenture shall be construed to relieve the Trustee, from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

         (1) this paragraph does not limit the effect of paragraph (b) of this Section 7.1;

         (2) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

         (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to the terms hereof.

     (d) The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity reasonably satisfactory to it against any loss, liability, expense or fee.

     (e) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (d) of this Section 7.1.

     (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company or any Guarantor. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

SECTION 7.2  RIGHTS OF TRUSTEE.

     Subject to Section 7.1:

     (a) The Trustee may rely on any document reasonably believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

     (b) Whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, it may require an Officers' Certificate or an Opinion of Counsel, which shall conform to Section 11.3. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

     (c) The Trustee may act through its Agents and shall not be responsible for the misconduct or negligence of any Agent appointed with due care.

     (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes in good faith to be authorized or within its rights or powers.

     (e) The Trustee may consult with counsel and the advice or opinion of such counsel as to matters of law that shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

SECTION 7.3  INDIVIDUAL RIGHTS OF TRUSTEE.

     The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company or any Guarantor or an Affiliate thereof with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Sections 7.10 and 7.11 hereof.

SECTION 7.4  TRUSTEE'S DISCLAIMER.

     The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes or any Guarantee, it shall not be accountable for the Company's or any Guarantor's use of the proceeds from the Notes, and it shall not be responsible for any statement in the Notes, Guarantees or this Indenture other than its certificate of authentication.

SECTION 7.5  NOTICE OF DEFAULT OR EVENTS OF DEFAULT.

     If a default or an Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Noteholder notice of the default or Event of Default within 90 days after the later of the date such default or Event of Default occurs or the date the Trustee becomes aware of such default or Event of Default. Except in the case of a default or an Event of Default in payment of the principal of or premium, if any, or interest on any Note, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Noteholders.

SECTION 7.6  REPORTS BY TRUSTEE TO HOLDERS.

     If such report is required by TIA ss. 313, within 60 days after each May 15, beginning with the May 15 following the date of this Indenture, the Trustee shall mail to each Noteholder a brief report dated as of such May 15 that complies with TIA ss. 313(a). The Trustee also shall comply with TIA ss. 313(b)(2) and (c).

     A copy of each report at the time of its mailing to Noteholders shall be mailed to the Company and filed with the SEC and each stock exchange, if any, on which the Notes are listed. The Company shall notify the Trustee whenever the Notes become listed on any stock exchange and any changes in the stock exchanges on which the Notes are listed.

SECTION 7.7  COMPENSATION AND INDEMNITY.

     The Company and the Guarantors shall pay to the Trustee from time to time reasonable compensation for its services (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust). The Company and the Guarantors shall reimburse the Trustee upon request for all reasonable disbursements, expenses and advances incurred or made by it. Such expenses may include the reasonable compensation, disbursements and expenses of Trustee's agents and counsel.

     The Company and the Guarantors shall indemnify the Trustee for, and hold it harmless against, any loss, liability or expense incurred by it in connection with its duties under this Indenture or any action or failure to act as authorized or within the discretion or rights or powers conferred upon the Trustee hereunder. The Trustee shall notify the Company and the Guarantors promptly of any claim asserted against the Trustee for which it may seek indemnity. The Trustee shall have the option of undertaking the defense of such claims; provided, however, that if the Trustee opts not to defend itself, the Trustee may have separate counsel and the Company and the Guarantors shall pay the reasonable fees and expenses of such counsel. The Company and the Guarantors need not pay for any settlement without their written consent.

     The Company and the Guarantors need not reimburse the Trustee for any expense or indemnify it against any loss or liability incurred by it through its own negligent action, failure to act or willful misconduct.

     To secure the Company's and the Guarantors' payment obligations in this
Section 7.7, the Trustee shall have a lien prior to the Notes on all money or property held or collected by the Trustee other than money or property held in trust to pay principal of and interest on particular Notes.

     The Company's and the Guarantors' payment obligations pursuant to this
Section 7.7 shall survive the resignation or removal of the Trustee and discharge of this Indenture.

     When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.1(6) or (7) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

SECTION 7.8  REPLACEMENT OF TRUSTEE.

     The Trustee may resign by so notifying the Company and the Guarantors; provided, however, no such resignation shall be effective until a successor Trustee has accepted its appointment pursuant to this Section 7.8. The Holders of a majority in principal amount of the Notes then outstanding may remove the Trustee by so notifying the Trustee and may appoint a successor Trustee with the Company's written consent. The Company may remove the Trustee if:

             (1)  the Trustee fails to comply with Section 7.10;

             (2)  the Trustee is adjudged a bankrupt or an insolvent;

             (3) a receiver or other public officer takes charge of the Trustee or its property; or

             (4)  the Trustee becomes incapable of acting as trustee.

     If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee.

     If a successor Trustee does not take office within 45 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of 10% in principal amount of the Notes then outstanding may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If the Trustee fails to comply with Section 7.10, any Noteholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after that, the retiring Trustee shall transfer all property held by it as Trustee to the successor Trustee and be released from its obligations (exclusive of any liabilities Trustee may have incurred while acting as Trustee) hereunder, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Noteholder.

     Notwithstanding replacement of the Trustee pursuant to this Section 7.8, the Company's obligations under Section 7.7 hereof shall continue for the benefit of the retiring Trustee.

SECTION 7.9  SUCCESSOR TRUSTEE BY MERGER, ETC.

     If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust assets to, another corporation, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee, provided such transferee corporation shall qualify and be eligible under Section 7.10.

SECTION 7.10  ELIGIBILITY; DISQUALIFICATION.

     The Trustee shall at all times satisfy the requirements of TIA ss. 310(a). The Trustee shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having (together with any Person directly or indirectly controlling the Trustee) a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 7.10, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Trustee shall comply with TIA ss. 310(b); provided, however, that there shall be excluded from the operation of TIA ss. 310(b)(1) any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Company are outstanding if the requirements for such exclusion set forth in TIA ss. 310(b)(1) are met. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 7.10, it shall resign immediately in the manner and with the effect specified above in this Article 7.

SECTION 7.11  PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

     The Trustee shall comply with TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). A trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated therein.

                                    ARTICLE 8

                       DISCHARGE OF INDENTURE; DEFEASANCE

SECTION 8.1   DISCHARGE OF INDENTURE; DEFEASANCE.

     (a) Discharge. This Indenture shall cease to be of further effect (except that the Company's obligations under Section 7.7 hereof and the Trustee's and Paying Agent's obligations under Section 8.4 hereof shall survive), and the Trustee, on demand of the Company, shall execute proper instruments acknowledging the satisfaction and discharge of this Indenture, when:

         (1)      either

         (A) all outstanding Notes theretofore authenticated and issued (other than destroyed, lost or stolen Notes that have been replaced or paid) have been delivered to the Trustee for cancellation; or

         (B) all outstanding Notes not theretofore delivered to the Trustee for cancellation:

                  (i)      have become due and payable, or

                  (ii) will become due and payable at their stated maturity within one year,

     and the Company, in the case of clause (i) or (ii) above, has deposited or caused to be deposited with the Trustee as funds (immediately available to the Holders in the case of clause (i)) in trust for such purpose an amount which, together with earnings thereon, will be sufficient to pay and discharge the entire indebtedness on such Notes for principal and interest to the date of such deposit (in the case of Notes which have become due and payable) or to the stated maturity, as the case may be;

         (2)      the Company has paid all other sums payable by it hereunder;
     and

         (3) the Company has delivered to the Trustee an Officers' Certificate stating that all conditions precedent to satisfaction and discharge of this Indenture have been complied with, together with an Opinion of Counsel to the same effect.

     The Company's obligations in Sections 2.3, 2.4, 2.5, 2.6, 4.1, 4.11, 7.7, 7.8, 8.4 and 8.5 shall survive until the Notes are no longer outstanding. Thereafter, the Company's obligations in Sections 7.7 and 8.4 shall survive.

     After such irrevocable deposit, the Trustee upon request shall acknowledge in writing the discharge of the Company's and the Guarantors' obligations under the Notes, the Guarantees and this Indenture, except for those surviving obligations specified above.

     "U.S. Government Obligations" means direct non-callable obligations of, or non-callable obligations guaranteed by, the United States of America for the payment of which guarantee or obligation the full faith and credit of the United States is pledged.

     (b) Defeasance. Subject to Sections 8.1(c) and 8.2, the Company and the Guarantors at any time may terminate (i) all of their respective obligations under the Notes and this Indenture and, upon such termination, all the Guarantees shall be discharged and released ("legal defeasance option") or (ii) the Company's obligations and the obligations of all Guarantors under Sections 4.3, 4.4 and 5.1 and the operation of Sections 6.1(3), 6.1(4), 6.1(6) and 6.1(7)
(but only with respect to a Significant Subsidiary), and 6.1(5) and, upon such termination, all the Guarantees shall be discharged and released ("covenant defeasance option"). The Company may exercise its legal defeasance option notwithstanding its prior exercise of its covenant defeasance option.

     If the Company exercises its legal defeasance option, payment of the Notes may not be accelerated because of an Event of Default. If the Company exercises its covenant defeasance option, payment of the Notes may not be accelerated because of an Event of Default specified in Section 6.1(3), 6.1(4), 6.1(6) and 6.1(7) (but only with respect to a Significant Subsidiary) or 6.1(5).

     Upon satisfaction of the conditions set forth herein and upon request of the Company, the Trustee shall acknowledge in writing the discharge of those obligations of the Company and the Guarantors that are terminated.

     (c) Notwithstanding clauses (a) and (b) above, the Company's obligations in Sections 2.3, 2.4, 2.5, 2.6, 4.1, 4.11, 7.7, 7.8, 8.4 and 8.5 shall survive until the Notes have been paid in full. Thereafter, the Company's obligations in Sections 7.7 and 8.4 shall survive.

SECTION 8.2  CONDITIONS TO DEFEASANCE.

     The Company may exercise its legal defeasance option or its covenant defeasance option only if:

             (i) the Company irrevocably deposits or causes to be deposited in trust with the Trustee money or non-callable U.S. Government Obligations or a combination thereof which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide cash at such times and in such amounts as will be sufficient to pay principal and interest when due on all outstanding Notes (except Notes replaced pursuant to Section 2.6 or delivered to the Trustee for cancellation) to maturity or redemption, as the case may be;

             (ii) the Company delivers to the Trustee a certificate from a nationally recognized firm of independent accountants expressing their view that the payments of principal and interest when due and without reinvestment on the deposited U.S. Government Obligations plus any deposited money without investment will provide cash at such times and in such amounts as will be sufficient to pay principal and interest when due on all outstanding Notes (except Notes replaced pursuant to Section 2.6 or delivered to the Trustee for cancellation) to maturity or redemption, as the case may be;

             (iii) no default or Event of Default with respect to the Notes shall have occurred and be continuing at the time of the deposit described in clause (i) of this Section 8.2;

             (iv) such legal defeasance or covenant defeasance shall not cause the Trustee to have a conflicting interest for purposes of the TIA with respect to any securities of the Company;

             (v) such legal defeasance or covenant defeasance shall not result in a breach or violation of, or constitute default under any other agreement or instrument to which the Company or any Guarantor is a party or by which they are bound;

             (vi) in the case of the Company's election of legal defeasance, the Company shall have delivered to the Trustee an Opinion of Counsel from a nationally recognized counsel acceptable to the Trustee or a tax ruling to the effect that the Holders of the outstanding Notes or Persons in their positions will not recognize income, gain or loss for Federal income tax purposes solely as a result of such legal defeasance and will be subject to Federal income tax on the same amount, in the same manner, including as a result of prepayment, and at the same times as would have been the case if such legal defeasance had not occurred;

             (vii) in the case of the Company's election of covenant defeasance, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the outstanding Notes will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred; and

             (viii) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel stating that all conditions precedent to the defeasance and discharge of the Notes as contemplated by this
     Article 8 have been complied with.

     Before or after a deposit, the Company may make arrangements satisfactory to the Trustee for the redemption of Notes at a future date in accordance with
Article 3.

SECTION 8.3  APPLICATION OF TRUST MONEY.

     The Trustee or the Paying Agent shall hold in trust, for the benefit of the Holders, money or U.S. Government Obligations deposited with it pursuant to this
Article 8, and shall apply the deposited money and the money from U.S. Government Obligations in accordance with this Indenture to the payment of the principal of and interest on the Notes.

SECTION 8.4  REPAYMENT TO COMPANY.

     The Trustee and the Paying Agent shall promptly pay to the Company or the Guarantors, as the case may be, upon request any excess money or U.S. Government Obligations held by them at any time.

     The Trustee and the Paying Agent shall pay to the Company or the Guarantors, as the case may be, upon request any money held by them for the payment of principal or interest that remains unclaimed for two years after a right to such money has matured; provided, however, that the Trustee or such Paying Agent, before being required to make any such payment, may at the expense of the Company cause to be published once in a newspaper of general circulation in The City of New York or mail to each Holder entitled to such money notice that such money remains unclaimed and that after a date specified therein, which shall be at least 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company or the Guarantors, as the case may be. After that, Holders entitled to money must look to the Company or the Guarantors, as the case may be, as general creditors for payment unless an abandoned property law designates another person.

SECTION 8.5  REINSTATEMENT.

     If the Trustee or the Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with this Article 8 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's and each Guarantor's obligations under this Indenture, the Notes and the Guarantees shall be revived and reinstated as though no deposit had occurred pursuant to this Article 8 until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with this Article 8; provided, however, that if the Company or the Guarantors have made any payment of the principal of or interest on any Notes because of the reinstatement of its obligations, the Company or the Guarantors, as the case may be, shall be subrogated to the rights of the Holders of such Notes to receive any such payment from the money or U.S. Government Obligations held by the Trustee or the Paying Agent.

                                    ARTICLE 9

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

SECTION 9.1  WITHOUT CONSENT OF HOLDERS.

     The Company, the Guarantors and the Trustee may amend, waive or supplement this Indenture or the Notes without notice to or consent of any Noteholder:

     (a) to comply with Section 5.1 hereof;

     (b) to cure any ambiguity, omission, defect or inconsistency, or to make any other change that does not adversely affect the rights of any Noteholder in any material respect;

     (c) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Notes;

     (d) to comply with the provisions of the TIA or with any requirement of the SEC arising solely as a result of the qualification of this Indenture under the TIA;

     (e) to provide for the assumption of the obligations of the Company or any Guarantor under the Indenture upon the merger, consolidation or sale or other disposition of all or substantially all of the assets of the Company or any such Guarantor;

     (f) to provide for uncertificated Notes in addition to or in place of certificated Notes; or

     (g) to reflect the release of any Guarantor from its Guarantee, or the addition of any Subsidiary of the Company as a Guarantor, in the manner provided herein.

SECTION 9.2  WITH CONSENT OF HOLDERS.

     The Company, the Guarantors and the Trustee may amend, supplement or waive this Indenture or the Notes without notice to any Noteholder but with the written consent of the Holders of a majority in aggregate principal amount of the Notes then outstanding. The Holders of a majority in aggregate principal amount of the Notes then outstanding may waive compliance in a particular instance by the Company with any provision of this Indenture or the Notes without notice to any Noteholder. Subject to Section 9.3, without the written consent of each Noteholder affected, however, an amendment, supplement or waiver, including a waiver pursuant to Section 6.4, may not:

          (1) reduce the amount of Notes whose holders must consent to an amendment, supplement or waiver;

          (2) reduce the rate of or change the time for payment of interest, including default interest, on any Note;

          (3) reduce the principal amount of or change the fixed maturity of any Note or alter the premium or other provisions with respect to redemption under Article 3 or specified in the Notes;

          (4) make any Note payable in money other than that stated in the Note;

          (5) impair the right to institute suit for the enforcement of any payment of principal of or premium, if any, or interest on any Note pursuant to Section 6.7 and 6.8 hereof, except as limited by Section 6.6 hereof;

          (6) make any change in the percentage of principal amount of Notes necessary to waive compliance with certain provisions of this Indenture pursuant to Section 6.4 or 6.7 hereof or this clause of this Section 9.2; or

          (7) waive a continuing default or Event of Default in the payment of principal of, or premium, if any, or interest on the Notes.

     It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

     After an amendment, supplement or waiver under this Section becomes effective, the Company shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment, supplement or waiver.

SECTION 9.3  REVOCATION AND EFFECT OF CONSENTS.

     Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent is not made on any Note. However, any such Holder or subsequent Holder may revoke the consent as to his Note or portion of a Note if the Trustee receives the notice of revocation before the date the amendment, supplement or waiver becomes effective.

     After an amendment, supplement or waiver becomes effective, it shall bind every Noteholder, unless it makes a change described in any of clauses (a) through (g) of Section 9.2. In that case the amendment, supplement or waiver shall bind each Holder of a Note who has consented to it and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note.

SECTION 9.4   NOTATION ON OR EXCHANGE OF NOTES.

     If an amendment, supplement or waiver changes the terms of a Note, the Trustee may require the Holder of the Note to deliver it to the Trustee. The Trustee may place an appropriate notation on the Note about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Note shall issue and the Trustee shall authenticate a new Note that reflects the changed terms.

SECTION 9.5   TRUSTEE TO SIGN AMENDMENTS, ETC.

     The Trustee shall sign any amendment or supplement authorized pursuant to this Article 9 if the amendment or supplement does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may but need not sign it. In signing or refusing to sign such amendment or supplement, the Trustee shall be entitled to receive and, subject to Section
7.1 shall be fully protected in relying upon, an Opinion of Counsel stating that such amendment or supplement is authorized or permitted by this Indenture. Neither the Company nor the Guarantors may sign an amendment or supplement until the Board of Directors of the Company or the Guarantors, as the case may be, approves it.

                                   ARTICLE 10

                               GUARANTEE OF NOTES

SECTION 10.1  UNCONDITIONAL GUARANTEE.

     Each Guarantor hereby unconditionally, jointly and severally, guarantees to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, the Note or the obligations of the Company hereunder or thereunder, that: (i) the principal of and interest on the Notes will be promptly paid in full when due, subject to any applicable grace period, whether at maturity, by acceleration or otherwise and interest on the overdue principal, if any, and interest on any interest, to the extent lawful, of the Notes and all other obligations of the Company to the Holders or the Trustee hereunder or thereunder will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (ii) in case of any extension of time of payment or renewal of any Notes or of any such other obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, subject to any applicable grace period, whether at stated maturity, by acceleration or otherwise, subject, however, in the case of clauses (i) and (ii) above, to the limitations set forth in Section 10.3. Each Guarantor hereby agrees that its Obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Notes or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Notes with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a Guarantor. Each Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in the Notes, this Indenture and in this Guarantee. If any Noteholder or the Trustee is required by any court or otherwise to return to the Company, any Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to the Company or any Guarantor, any amount paid by the Company or any Guarantor to the Trustee or such Noteholder, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect as to such amount only. Each Guarantor further agrees that, as between each Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the Obligations guaranteed hereby may be accelerated as provided in Article 6 for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Obligations guaranteed hereby, and (y) in the event of any acceleration of such obligations as provided in Article 6, such Obligations (whether or not due and payable) shall forthwith become due and payable by each Guarantor for the purpose of this Guarantee.

SECTION 10.2  SEVERABILITY.

     In case any provision of this Guarantee shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 10.3  LIMITATION OF GUARANTOR'S LIABILITY.

     Each Guarantor, and by its acceptance hereof each Holder, hereby confirms that it is the intention of all such parties that the guarantee by such Guarantor pursuant to its Guarantee not constitute a fraudulent transfer or conveyance for purposes of any Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar Federal or state law. To effectuate the foregoing intention, the Holders and such Guarantor hereby irrevocably agree that the Obligations of such Guarantor under its Guarantee shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Guarantee or pursuant to Section 10.5, result in the obligations of such Guarantor under its Guarantee not constituting such fraudulent transfer or conveyance.

SECTION 10.4  CONTRIBUTION.

     In order to provide for just and equitable contribution among the Guarantors, the Guarantors agree, inter se, that in the event any payment or distribution is made by any Guarantor (a "Funding Guarantor") under this Guarantee, such Funding Guarantor shall be entitled to a contribution from all other Guarantors in a pro rata amount based on the Adjusted Net Assets of each Guarantor (including the Funding Guarantor) for all payments, damages and expenses incurred by that Funding Guarantor in discharging the Company's obligations with respect to the Notes or any other Guarantor's Obligations with respect to this Guarantee.

SECTION 10.5  EXECUTION OF GUARANTEE.

     To evidence their guarantee to the Noteholders specified in Section 10.1, the Guarantors hereby agree to execute the Guarantee in substantially the form of Exhibit C-1 recited to be endorsed on each Note ordered to be authenticated and delivered by the Trustee. Each Guarantor hereby agrees that its Guarantee set forth in Section 10.1 shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Guarantee. Each such Guarantee shall be signed on behalf of each Guarantor by two Officers, or an Officer and an Assistant Secretary or one Officer shall sign and one Officer or an Assistant Secretary (each of whom shall, in each case, have been duly authorized by all requisite corporate actions) shall attest to such Guarantee prior to the authentication of the Note on which it is endorsed, and the delivery of such Note by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of such Guarantee on behalf of such Guarantor. Such signatures upon the Guarantee may be by manual or facsimile signature of such officers and may be imprinted or otherwise reproduced on the Guarantee, and in case any such officer who shall have signed the Guarantee shall cease to be such officer before the Note on which such Guarantee is endorsed shall have been authenticated and delivered by the Trustee or disposed of by the Company, such Note nevertheless may be authenticated and delivered or disposed of as though the person who signed the Guarantee had not ceased to be such officer of the Guarantor.

SECTION 10.6  OBLIGATIONS OF EACH GUARANTOR UNCONDITIONAL.

     Nothing contained in this Article 10 or elsewhere in this Indenture or in the Notes or the Guarantees is intended to or shall impair, as among any Guarantor, its creditors, and the Holders of the Notes, the obligation of such Guarantor, which is absolute and unconditional, to pay to the Holders of the Notes the principal of and any interest on the Notes as and when the same shall become due and payable in accordance with the terms of the Guarantees, or is intended to or shall affect the relative rights of the Holders of the Notes and creditors of any Guarantor, nor shall anything herein or therein prevent the Holder of any Note or the Trustee on its behalf from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, in respect of cash, property or securities of any Guarantor received upon the exercise of any such remedy.

SECTION 10.7  NOTICE TO TRUSTEE.

     The Company or any Guarantor shall give prompt written notice to the Trustee of any fact known to the Company or any such Guarantor which would prohibit the making of any payment to or by the Trustee in respect of the Guarantees pursuant to the provisions of this Article 10. Regardless of anything to the contrary contained in this Article 10 or elsewhere in this Indenture, the Trustee shall not be charged with knowledge of any facts which would prohibit the making of any payment to or by the Trustee unless and until the Trustee shall have received notice in writing from the Company or a Guarantor and, prior to the receipt of any such written notice, the Trustee shall be entitled to assume (in the absence of actual knowledge to the contrary) that no such facts exist.

SECTION 10.8  RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING AGENT.

     Upon any payment or distribution of assets of any Guarantor referred to in this Article 10, the Trustee and the Holders of the Notes shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which bankruptcy, dissolution, winding-up, liquidation or reorganization proceedings are pending, or upon certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, delivered to the Trustee or the Holders of the Notes, for the purpose of ascertaining the persons entitled to participate in such distribution, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 10.

SECTION 10.9  SUCCESSORS AND ASSIGNS.

     This Article 10 shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges conferred upon that party in this Indenture and in the Notes shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions of this Indenture.

SECTION 10.10  NO WAIVER.

     Neither a failure nor a delay on the part of either the Trustee or the Holders in exercising any right, power or privilege under this Article 10 shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. The rights, remedies and benefits of the Trustee and the Holders herein expressly specified are cumulative and not exclusive of any rights, remedies or benefits which either may have under this Article 10 at law, in equity, by statute or otherwise.

SECTION 10.11  NO SUBROGATION.

     Notwithstanding any payment or payments made by any of the Guarantors hereunder, no Guarantor shall be entitled to be subrogated to any of the rights of the Trustee or any Noteholder against the Company or any other Guarantor or any collateral security or guarantee or right of offset held by the Trustee or any Noteholder for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Company or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Trustee and the Noteholders by the Company on account of the Obligations are paid in full. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Trustee and the Noteholders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Trustee in the exact from received by such Guarantor (duly indorsed by such Guarantor to the Trustee, if required), to be applied against the Obligations.

SECTION 10.12  ADDITIONAL SUBSIDIARY GUARANTORS.

     Until such time as all Guarantees by the Guarantors under this Indenture shall have been released in accordance with Section 10.14, the Company shall cause each Subsidiary that Guarantees the Company's obligations under the Bank Credit Facility to execute and deliver a supplement to this Indenture providing that such Subsidiary will be a Guarantor hereunder. In addition, if any Subsidiary of the Company guarantees or becomes a co-obligor on any Funded Indebtedness of the Company other than the Notes at any time subsequent to the date on which the Notes are originally issued (including, without limitation, following any release of such Subsidiary from its Guarantee pursuant to Section 10.14), the Company shall cause the Notes to be equally and ratably guaranteed by such Subsidiary, which Subsidiary shall execute and deliver a supplement to this Indenture providing that such Subsidiary will be a Guarantor hereunder. Each such supplement shall be substantially in the form of Exhibit D-1 attached hereto. Subsidiaries that are Guarantors on the date any such supplement is executed by an additional Subsidiary shall not be required to become parties to such supplement and hereby agree to the execution and delivery by any additional Subsidiary of any such supplement.

SECTION 10.13  MODIFICATION.

     No modification, amendment or waiver of any provisions of this Article 10, nor the consent to any departure by the Guarantors therefrom, shall in any event be effective unless the same shall be in writing and signed by the Trustee, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given; it being understood that the release of the Guarantees of Guarantors pursuant to Section 10.14 shall not be an amendment or waiver of any provision of this Article 10 and shall not require any action on the part of the Trustee. No notice to or demand on the Guarantors in any case shall entitle the Guarantors to any other or further notice or demand in the same, similar or other circumstances.

SECTION 10.14  RELEASE OF GUARANTOR.

     (a) Except as set forth in subsection (c) below, upon the sale or other disposition of all of the assets of any Guarantor, by way of merger, consolidation or otherwise, or a sale or other disposition of all of the capital stock of such Guarantor, in each case in accordance with the terms of Section 5.1, such Guarantor (in the event of a sale or other disposition, by way of such a merger, consolidation or otherwise of all the capital stock of such Guarantor) shall be automatically released from all its obligations under the Indenture and the Guarantee without any action on the part of the Trustee or the Holders. The Trustee shall receive written notice of the release of any Guarantor if such release is effected other than under Section 5.1.

     (b) Except as set forth in subsection (c) below, upon the release of a Guarantee by a Subsidiary of the Company's obligations under the Bank Credit Facility, the Guarantee of such Subsidiary under this Indenture will be released and discharged at such time and will not be reinstated or renewed in the event any such Subsidiary thereafter Guarantees obligations of the Company under the Bank Credit Facility, so long as the Guarantee by such Subsidiary under the Bank Credit Facility remains released (i) until the next succeeding refinancing, restatement, renewal, extension or replacement of the Bank Credit Facility or amendment to increase the available principal amount thereunder, or (ii) for a period of 90 consecutive days, whichever is later.

     (c) Notwithstanding the foregoing, a Guarantor may be released from its Guarantee only if such Guarantor is not a guarantor of (or co-obligor on) any Funded Indebtedness of the Company other than the Notes and other than Funded Indebtedness of the Company (i) that is subject to a release provision similar to the release provision described herein, and (ii) the related guarantee (or obligation) of which shall be released concurrently with the release of the Guarantee of such Guarantor pursuant to such release provision; provided that no default or Event of Default hereunder has occurred and is continuing.

SECTION 10.15  THIS ARTICLE 10 NOT TO PREVENT EVENTS OF DEFAULT.

     The failure to make a payment on account of principal of or interest on the Notes by reason of any provision of this Article 10 will not be construed as preventing the occurrence of an Event of Default.

SECTION 10.16  TRUSTEE'S COMPENSATION NOT PREJUDICED.

     Nothing in this Article 10 will apply to amounts due to the Trustee pursuant to other sections in this Indenture.

                                   ARTICLE 11

                                  MISCELLANEOUS

SECTION 11.1   NOTICES.

     Any notice or communication shall be given in writing and delivered in person or mailed by first class mail, postage prepaid, addressed as follows:

               If to the Company or the Guarantors:

               Wolverine Tube, Inc.
               1525 Perimeter Parkway, Suite 210
               Huntsville, AL 35806

               Attention: James E. Deason

               If to the Trustee:

               First Union National Bank
               1441 Main Street, 4th Floor
               Columbia, South Carolina 29202

               Attention: Corporate Trust Department

Such notices or communications shall be effective when received.

     The Company, the Guarantors or the Trustee by notice to the others may designate additional or different addresses for subsequent notices or communications.

     Any notice or communication mailed to a Noteholder shall be mailed by first class mail to such Noteholder at his or her address shown on the register kept by the Registrar.

     Failure to mail a notice or communication to a Noteholder or any defect in it shall not affect its sufficiency with respect to other Noteholders. If a notice or communication to a Noteholder is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

SECTION 11.2   COMMUNICATIONS BY HOLDERS WITH OTHER HOLDERS.

     Noteholders may communicate pursuant to TIA ss. 312(b) with other Noteholders with respect to their rights under this Indenture or the Notes. The Company, the Trustee, the Registrar and any other person shall have the protection of TIA ss. 312(c).

SECTION 11.3   CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

     (a) Upon any request or application by the Company or any Guarantor to the Trustee to take any action under this Indenture, the Company or such Guarantor shall furnish to the Trustee at the request of the Trustee:

         (1) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent (including any covenants compliance with which constitutes a condition precedent), if any, provided for in this Indenture relating to the proposed action have been complied with; and

         (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent (including any covenants compliance with which constitutes a condition precedent) have been complied with.

     (b) Each Officers' Certificate and Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Indenture shall include:

         (1) a statement that the person making such certificate or opinion has read such covenant or condition;

         (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (3) a statement that, in the opinion of such person, it or he has made such examination or investigation as is necessary to enable it or him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with; provided, however, that with respect to matters of fact an Opinion of Counsel may rely on Officers' Certificates or certificates of public officials.

SECTION 11.4   RECORD DATE FOR VOTE OR CONSENT OF NOTEHOLDERS.

     The Company (or, in the event deposits have been made pursuant to Section 8.1, the Trustee) may set a record date for purposes of determining the identity of Noteholders entitled to vote or consent to any action by vote or consent authorized or permitted under this Indenture, which record date shall be the later of 10 days prior to the first solicitation of such vote or consent or the date of the most recent list of Noteholders furnished to the Trustee pursuant to
Section 2.5 hereof prior to such solicitation. If a record date is fixed, those persons who were Holders of Notes at such record date (or their duly designated proxies), and only those persons, shall be entitled to take such action by vote or consent or to revoke any vote or consent previously given, whether or not such persons continue to be Holders after such record date.

SECTION 11.5   RULES BY TRUSTEE, PAYING AGENT, REGISTRAR.

     The Trustee may make reasonable rules for action by or at a meeting of Holders. The Registrar or the Paying Agent may make reasonable rules for its functions.

SECTION 11.6   LEGAL HOLIDAYS.

     A "Legal Holiday" is a Saturday, or a Sunday or a day on which state or Federally chartered banking institutions in New York or the city and state where the Trustee's corporate trust operations are located (which initially is Charlotte, North Carolina) are not required to be open. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

SECTION 11.7   GOVERNING LAW.

     This Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 11.8   NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.

     This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or any Subsidiary thereof. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 11.9   NO RECOURSE AGAINST OTHERS.

     All liability described in paragraph 17 of the Notes of any director, officer, employee or stockholder, as such, of the Company or any Guarantor is waived and released.

SECTION 11.10  SUCCESSORS.

     All agreements of the Company or the Guarantors in this Indenture and the Notes shall bind their respective successors in accordance with the terms hereof and thereof. All agreements of the Trustee any additional trustee and any Paying Agents in this Indenture shall bind their respective successors.

SECTION 11.11  MULTIPLE COUNTERPARTS.

     The parties may sign multiple counterparts of this Indenture. Each signed counterpart shall be deemed an original, but all of them together represent the same agreement.

SECTION 11.12  SEPARABILITY.

     In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 11.13  TABLE OF CONTENTS, HEADINGS, ETC.

     The table of contents, cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands as of the 4th day of August, 1998.

                                    WOLVERINE TUBE, INC.


                                    By: /s/ Dennis Horowitz
                                       -----------------------------------------
                                       Name:   Dennis Horowitz
                                       Title:  Chief Executive Officer

[SEAL]

Attest:

/s/ Richard Hare
-------------------------------
Name:   Richard Hare
Title:  Treasurer

                                    FIRST UNION NATIONAL BANK,
                                           as Trustee


                                    By: /s/ Leslie K. Whiddon
                                       -----------------------------------------
                                       Name:   Leslie K. Whiddon
                                       Title:  AVP

[SEAL]

Attest:

/s/ Toni B. Shumpert
-------------------------------
Name:   Toni B. Shumpert
Title:  AVP

                                    TUBE FORMING L.P.,
                                          as Guarantor


                                    By: /s/ James E. Deason
                                       -----------------------------------------
                                       Name:
                                       Title:

[SEAL]

Attest:

/s/ Richard Hare
-------------------------------
Name:
Title:


                                    SMALL TUBE MANUFACTURING CORPORATION,
                                          as Guarantor



                                    By: /s/ Dennis Horowitz
                                       -----------------------------------------
                                       Name:   Dennis Horowitz
                                       Title:  President

[SEAL]

Attest:

/s/ James E. Deason
------------------------------
Name:   James Deason
Title:  Vice President-Finance
           and Secretary

                                    WOLVERINE FINANCE COMPANY,
                                          as Guarantor



                                    By: /s/ Dennis Horowitz
                                       -----------------------------------------
                                       Name:   Dennis Horowitz
                                       Title:  President

[SEAL]

Attest:

/s/ James E. Deason
------------------------------
Name:   James E. Deason
Title:  Vice President-Finance
           and Secretary

                         RULE 144A/REGULATION S APPENDIX

           FOR OFFERINGS TO QUALIFIED INSTITUTIONAL BUYERS PURSUANT TO
         RULE 144A AND TO CERTAIN OTHER PERSONS IN OFFSHORE TRANSACTIONS
                           IN RELIANCE ON REGULATION S

SECTION 1.     DEFINITIONS.

SECTION 1.1    Certain Definitions.

         The definitions of the following terms may be found in the indicated sections of this Appendix as follows:

                                                                                          Defined
                        Term                                                              in Section
                        ----                                                              ----------
               "Affiliate Legend".......................................................... 2.3(e)(ii)
               "Agent Members"............................................................. 2.1(b)
               "Global Notes".............................................................. 2.1(a)
               "Regulation S Global Note".................................................. 2.1(a)
               "Restricted Securities Legend".............................................. 2.3(e)(i)
               "Rule 144A Global Note"..................................................... 2.1(a)

SECTION 2.     THE NOTES.

SECTION 2.1    Form and Dating.

               The Notes are being offered and sold by the Company pursuant to the Purchase Agreement.

               (a) Global Notes. Notes offered and sold to QIBs in reliance on Rule 144A, as provided in the Purchase Agreement, shall be initially issued in the form of one or more permanent global Notes in definitive, fully-registered form without interest coupons (the "Rule 144A Global Note"), which shall be deposited on behalf of the purchasers of the Notes represented thereby with the Trustee as custodian for the Depositary (or with such other custodian as the Depositary may direct), registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided and bear legends as set forth herein. Notes offered and sold in reliance on Regulation S, as provided in the Purchase Agreement, shall be issued initially in the form of one or more permanent global Notes in definitive, fully-registered form without interest coupons (the "Regulation S Global Note" and, together with the Rule 144A Global Note, the "Global Notes"), deposited on behalf of the purchasers of the Notes represented thereby with the Trustee as custodian for the Depositary (or with such other custodian as the Depositary may direct) for credit to the respective accounts of the purchasers (or to other accounts as they may direct) at the Euroclear System or Cedel Bank, societe anonyme, registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided and bear legends as set forth herein. The aggregate principal amount of the Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee as hereinafter provided.

               (b) Book-Entry Provisions. This Section 2.1(b) shall apply only to a Global Note deposited with or on behalf of the Depositary.

               The Company shall execute and the Trustee shall, in accordance with this Section 2.1(b), authenticate and deliver one or more Global Notes that
(i) shall be registered in the name of the Depositary for such Global Note or Global Notes or the nominee of the Depositary and (ii) shall be delivered by the Trustee to the Depositary or pursuant to such Depositary's instructions or held by the Trustee as custodian for the Depositary.

               Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Note held on their behalf by the Depositary or by the Trustee as custodian for the Depositary or under such Global Note, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of such Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Note.

               (c) Certificated Notes. Except as provided in this Section 2.1 or
Section 2.3 or 2.4 hereof, owners of beneficial interests in Global Notes will not be entitled to receive physical delivery of certificated Notes.

SECTION 2.2    Authentication.

               The Trustee shall authenticate and deliver Notes for original issue in an aggregate principal amount of U.S. $150.0 million upon a written order of the Company signed by two Officers or by an Officer and either an Assistant Treasurer or an Assistant Secretary of the Company. Such order shall specify the amount of the Notes to be authenticated and the date on which the original issue of Notes is to be authenticated and shall also specify delivery instructions for such Notes. The aggregate principal amount of Notes outstanding at any time may not exceed U.S. $150.0 million, except as provided in Section
2.6 of the Indenture.

SECTION 2.3    Transfer and Exchange.

               (a) Transfer and Exchange of Global Notes.

               (i) The transfer and exchange of Global Notes or beneficial interests therein shall be effected through the Depositary, in accordance with the Indenture and the Applicable Procedures, which shall include applicable restrictions on transfer set forth herein to the extent required by the Securities Act. A transferor of a beneficial interest in a Global Note shall deliver to the Registrar a written order given in accordance with the Depositary's procedures containing information regarding the participant account of the Depositary to be credited with the beneficial interest in the Global Note. The Registrar shall, in accordance with such instructions, instruct the Depositary to credit to the account of the Person specified in such instructions a beneficial interest in the Global Note and to debit the account of the Person making the transfer the beneficial interest in the Global Note being transferred.

               (ii) In the event that a Global Note is exchanged for Notes in definitive registered form pursuant to Section 2.4 of this Appendix or Section
2.9 of the Indenture, such securities may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of this
Section 2.3 (including the certification requirements set forth on the reverse of the Notes intended to ensure that such transfers comply with Rule 144A or Regulation S, as the case may be) and such other procedures as may from time to time be adopted by the Company.

               (iii) Transfers of beneficial interests in the Global Notes shall be permitted as follows:

               (A) Rule 144A Global Note to Regulation S Global Note. If, at any time, an owner of a beneficial interest in a Rule 144A Global Note deposited with the Depositary (or the Trustee as custodian for the Depositary) wishes to transfer its interest in such Rule 144A Global Note to a Person who is required or permitted to take delivery thereof in the form of an interest in a Regulation S Global Note, such owner shall, subject to the Applicable Procedures, exchange or cause the exchange of such interest for an equivalent beneficial interest in a Regulation S Global Note as provided in this
               Section 2.3(a)(iii)(A). Upon receipt by the Trustee of (1) instructions given in accordance with the Applicable Procedures from an Agent Member directing the Trustee to credit or cause to be credited a beneficial interest in the Regulation S Global Note in an amount equal to the beneficial interest in the Rule 144A Global Note to be exchanged, (2) a written order given in accordance with the Applicable Procedures containing information regarding the participant account of the Depositary and the Euroclear or Cedel Bank account to be credited with such increase, and (3) a certificate in the form of Exhibit B-2 hereto given by the owner of such beneficial interest stating that the transfer of such interest has been made in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with Rule 903 or Rule 904 of Regulation S, then the Trustee, as Registrar, shall instruct the Depositary to reduce or cause to be reduced the aggregate principal amount at maturity of the applicable Rule 144A Global Note and to increase or cause to be increased the aggregate principal amount at maturity of the applicable Regulation S Global Note by the principal amount at maturity of the beneficial interest in the Rule 144A Global Note to be exchanged, to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Regulation S Global Note equal to the reduction in the aggregate principal amount at maturity of the Rule 144A Global Note, and to debit, or cause to be debited, from the account of the Person making such exchange or transfer the beneficial interest in the Rule 144A Global Note that is being exchanged or transferred.

               (B) Regulation S Global Note to Rule 144A Global Note. If, at any time, an owner of a beneficial interest in a Regulation S Global Note deposited with the Depositary or with the Trustee as custodian for the Depositary wishes to transfer its interest in such Regulation S Global Note to a Person who is required or permitted to take delivery thereof in the form of an interest in a Rule 144A Global Note, such owner shall, subject to the Applicable Procedures, exchange or cause the exchange of such interest for an equivalent beneficial interest in a Rule 144A Global Note as provided in this Section 2.3(a)(iii)(B). Upon receipt by the Trustee of (1) instructions from Euroclear or Cedel Bank, if applicable, and the Depositary, directing the Trustee, as Registrar, to credit or cause to be credited a beneficial interest in the Rule 144A Global Note equal to the beneficial interest in the Regulation S Global Note to be exchanged, such instructions to contain information regarding the participant account with the Depositary to be credited with such increase, (2) a written order given in accordance with the Applicable Procedures containing information regarding the participant account of the Depositary and (3) a certificate in the form of Exhibit B-3 attached hereto given by the owner of such beneficial interest stating (A) if the transfer is pursuant to Rule 144A, that the Person transferring such interest in a Regulation S Global Note reasonably believes that the Person acquiring such interest in a Rule 144A Global Note is a QIB and is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A and any applicable blue sky or securities laws of any state of the United States, (B) that the transfer complies with the requirements of Rule 144 under the Securities Act and any applicable blue sky or securities laws of any state of the United States or (C) if the transfer is pursuant to any other exemption from the registration requirements of the Securities Act, that the transfer of such interest has been made in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with the requirements of the exemption claimed, such statement to be supported by an Opinion of Counsel from the transferee or the transferor in form reasonably acceptable to the Company and to the Registrar, then the Trustee, as Registrar, shall instruct the Depositary to reduce or cause to be reduced the aggregate principal amount at maturity of such Regulation S Global Note and to increase or cause to be increased the aggregate principal amount at maturity of the applicable Rule 144A Global Note by the principal amount at maturity of the beneficial interest in the Regulation S Global Note to be exchanged, and the Trustee, as Registrar, shall instruct the Depositary, concurrently with such reduction, to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the applicable Rule 144A Global Note equal to the reduction in the aggregate principal amount at maturity of such Regulation S Global Note and to debit or cause to be debited from the account of the Person making such transfer the beneficial interest in the Regulation S Global Note that is being transferred.

               (b) Transfer and Exchange of Certificated Notes. When Certificated Notes are presented by a Holder to the Registrar with a request: to register the transfer of the Certificated Notes; or to exchange such Certificated Notes for an equal principal amount of Certificated Notes of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested; provided, however, that the Certificated Notes presented or surrendered for register of transfer or exchange: (i) shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by his attorney, duly authorized in writing; and (ii) in the case of a Certificated Note that is a Restricted Security, such request shall be accompanied by a Purchaser Letter, in substantially the form of Exhibit B-1 hereto, together with the following additional information and documents, as applicable: (A) if such Restricted Security is being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, or such Restricted Security is being transferred to the Company, a certification to that effect from such Holder (in substantially the form of Exhibit B-4 hereto); (B) if such Restricted Security is being transferred to a QIB in accordance with Rule 144A under the Securities Act or pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act or pursuant to an effective registration statement under the Securities Act, a certification to that effect from such Holder (in substantially the form of Exhibit B-4 hereto); or (C) if such Restricted Security is being transferred in reliance on any other exemption from the registration requirements of the Securities Act, a certification to that effect from such Holder (in substantially the form of Exhibit B-4 hereto) and an Opinion of Counsel from such Holder or the transferee reasonably acceptable to the Company and to the Registrar to the effect that such transfer is in compliance with the Securities Act.

               (c) Restrictions on Transfer and Exchange of Global Notes. Notwithstanding any other provision of this Indenture (other than the provisions set forth in Section 2.4), a Global Note may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

               (d) Transfer and Exchange of a Certificated Note for a Beneficial Interest in a Global Note. A Certificated Note may not be transferred or exchanged for a beneficial interest in a Global Note.

               (e) Legends.

               (i) Every Note issued by the Company either upon original issuance or upon registration of transfer or exchange prior to the earlier of (i) the sale of such Note pursuant to an effective registration statement under the Securities Act and (ii) the expiration of two years after the date of original issuance of such Note shall be deemed a Restricted Security. Every Restricted Security shall be subject to the restrictions on transfer provided in the legend required to be borne by each Restricted Security pursuant to this Section 2.3, unless such restrictions on transfer shall be waived by the written consent of the Company, and the holder of each Restricted Security, by such Noteholder's acceptance thereof, agrees to be bound by such restrictions on transfer. Whenever any Restricted Security is presented or surrendered for registration of transfer or for exchange for a Note registered in a name other than that of the Holder, (i) the notice of assignment set forth in Exhibit A must be properly completed, dated the date of such surrender and signed by the Holder of such Restricted Security, and (ii) the Holder of such Restricted Security shall deliver, prior to such transfer, any other documents required by the Trustee or the Company pursuant to such notice of assignment, including in the case of any proposed transfer by a Holder to an Institutional Accredited Investor, a letter signed by such Institutional Accredited Investor substantially in the form of Exhibit B-1 relating to certain representations and agreements regarding restrictions on transfer of such Restricted Security. The Trustee shall not be required to accept for such registration of transfer or exchange any Restricted Security if such conditions in the two preceding sentences have not been satisfied. Notwithstanding the preceding three sentences, any transfer of an interest in any Note in global form by a QIB to a QIB through the facilities of The Depository Trust Company or any other United States securities clearance and settlement organization may be effected without delivery of any additional notices or documents to the Trustee or the Company, provided that such transfer does not require a change in the name (other than to another nominee of The Depository Trust Company or such other securities clearance and settlement organization) in which such
               Note is then registered. The restrictions imposed by this Section
               2.3 upon the transferability of any particular Restricted Security shall cease and terminate upon the earlier of (i) the sale of such Restricted Security pursuant to an effective registration statement under the Securities Act and (ii) the expiration of two years after the date of original issuance of such Note. The Company shall promptly inform the Trustee in writing of the effective date of any registration statement registering the Notes under the Securities Act. Any Note as to which such restrictions on transfer have expired in accordance with their terms or have been otherwise terminated may, upon surrender of such Note for exchange to the Trustee in accordance with the provisions of this Section 2.3, be exchanged for a new Note, of like tenor and aggregate principal amount, which shall not bear the restrictive legend required by this Section 2.3. The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with this paragraph.

               As used in this Section 2.3(e), the term "transfer" encompasses any sale, pledge, transfer or other disposition of any Restricted Security.

               Until the earlier of (i) the sale of such Restricted Security pursuant to an effective registration statement under the Securities Act and
(ii) the expiration of two years after the date of original issuance of such Restricted Security, any certificate evidencing such Note shall bear a legend in substantially the following form (the "Restricted Securities Legend"), unless otherwise agreed by the Company (with written notice thereof to the Trustee):

               THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF
               SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

               THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) INSIDE THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES
               (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER

               WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

               The Depositary shall be a clearing agency registered under the Exchange Act. The Company initially appoints The Depository Trust Company to act as Depositary with respect to the Notes in global form. Initially, the Global Note shall be issued to the Depositary, registered in the name of Cede & Co., as the nominee of the Depositary, and deposited with the custodian for Cede & Co.

               If a definitive Note is issued in exchange for any portion of a
Note in global form after the close of business at the office or agency where such exchange occurs on any record date and before the opening of business at such office or agency on the next succeeding interest payment date, interest will not be payable on such interest payment date in respect of such Note, but will be payable on such interest payment date only to the person to whom interest in respect of such portion of such Note in global form is payable in accordance with the provisions of this Indenture.

               (ii) Any certificate evidencing a Note that has been transferred to an Affiliate of the Company within two years after the original issuance date of the Note, as evidenced by a notation on the Assignment Form for such transfer or in the representation letter delivered in respect thereof, shall, until two years after the last date on which the Company or any Affiliate of the Company was an owner of such Note, bear a legend in substantially the following form (the "Affiliate Legend"), unless otherwise agreed by the Company (with written notice thereof to the Trustee);

               THE NOTE EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER AGREES (1) THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE NOTE EVIDENCED HEREBY EXCEPT (A) TO WOLVERINE TUBE, INC. OR ANY SUBSIDIARY THEREOF, (B) IN A TRANSACTION REGISTERED UNDER THE SECURITIES ACT OR (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) AND (2) THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE NOTE EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IF THE PROPOSED TRANSFER IS PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO FIRST UNION NATIONAL BANK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, IF APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

               (iii) Upon any sale or transfer of a Restricted Security (including any Restricted Security represented by a Global Note) pursuant to Rule 144 under the Securities Act or pursuant to an effective registration statement under the Securities Act:

               (A) in the case of any Restricted Security that is a certificated Note, the Registrar shall permit the Holder thereof to exchange such Restricted Security for a certificated Note that does not bear the legend set forth in (i) above and rescind any restriction on the transfer of such Restricted Security upon receipt of a certification from the transferring Holder substantially in the form of Exhibit B-5 hereto; and

               (B) in the case of any Restricted Security represented by a Global Note, such Restricted Security shall not be required to bear the legend set forth in (i) above, but shall continue to be subject to the provisions of Section 2.3(a) and (c) hereof.

               (iv) Upon any sale or transfer of a Restricted Security (including any Restricted Security represented by a Global Note) in reliance on any exemption from the registration requirements of the Securities Act (other than exemptions pursuant to Rule 144A or Rule 144 under the Securities Act) in which the Holder or the transferee provides an Opinion of Counsel to the Company and the Registrar in form and substance reasonably acceptable to the Company and the Registrar (which Opinion of Counsel shall also state that the transfer restrictions contained in the legend are no longer applicable):

               (A) in the case of any Restricted Security that is a certificated Note, the Registrar shall permit the Holder thereof to exchange such Restricted Security for a certificated Note that does not bear the legend set forth in (i) above and rescind any restriction on the transfer of such Restricted Security; and

               (B) in the case of any Restricted Security represented by a Global Note, such Restricted Security shall not be required to bear the legend set forth in (i) above, but shall continue to be subject to the provisions of Section 2.3(a) and (c) hereof.

               (f) Cancellation and/or Adjustment of Global Notes. At such time as all beneficial interests in Global Notes have been exchanged for certificated Notes, redeemed or canceled, all Global Notes shall be returned to or retained and canceled by the Trustee in accordance with Section 2.10 of the Indenture. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for certificated Notes, redeemed or canceled, the principal amount of Notes represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note, by the Trustee or the Custodian, at the direction of the Trustee, to reflect such reduction.

               (g) General Provisions Relating to Transfers and Exchanges.

               (i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate certificated Notes and Global Notes at the Registrar's request.

               (ii) No service charge shall be made to a Holder for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Section 4.7 of the Indenture).

               (iii) The Registrar shall not be required to register the transfer of or exchange any Note selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

               (iv) All certificated Notes and Global Notes issued upon any registration of transfer or exchange of certificated Notes or Global Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the certificated Notes or Global Notes surrendered upon such registration of transfer or exchange.

               (v) The Company shall not be required:

               (A) to issue, to register the transfer of or to exchange Notes during a period beginning at the opening of business 15 days before the day of any selection of Notes for redemption under
               Section 3.2 of the Indenture and ending at the close of business on the day of selection; or

               (B) to register the transfer of or to exchange any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part; or

               (C) to register the transfer of or to exchange a Note between a record date and the next succeeding interest payment date.

               (vi) Prior to due presentment for the registration of a transfer of any Note, the Trustee, any Agent and the Company may deem and treat the Person in whose name any Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Notes, and neither the Trustee, any Agent nor the Company shall be affected by notice to the contrary.

               (vii) The Trustee shall authenticate certificated Notes and Global Notes in accordance with the provisions of Section 2.2 hereof.

SECTION 2.4    Certificated Notes.

               (a) A Global Note deposited with the Depositary or with the Trustee as custodian for the Depositary pursuant to Section 2.1 shall be transferred to the beneficial owners thereof in the form of certificated Notes in an aggregate principal amount equal to the principal amount of such Global Notes, in exchange for such Global Note, only if such transfer complies with
Section 2.3 and (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Note or if at any time such Depositary ceases to be a "clearing agency" registered under the Exchange Act and a successor depositary is not appointed by the Company within 90 days of such notice, or (ii) an Event of Default has occurred and is continuing or (iii) the Company, in its sole discretion, notifies the Trustee in writing that it elects to cause the issuance of certificated Notes under the Indenture.

               (b) Any Global Note that is transferable to the beneficial owners thereof pursuant to this Section shall be surrendered by the Depositary to the Trustee, to be so transferred, in whole or from time to time in part, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Note, an equal aggregate principal amount of certificated Notes of authorized denominations. Any portion of a Global Note transferred pursuant to this Section shall be executed, authenticated and delivered only in denominations of $1,000 and any integral multiple thereof and registered in such names as the Depositary shall direct. Any certificated Note delivered in exchange for an interest in the Global Note shall, except as otherwise provided by Section 2.3, bear the Restricted Securities Legend.

               (c) Subject to the provisions of Section 2.4(b), the registered Holder of a Global Note may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under the Indenture or the Notes.

               (d) In the event of the occurrence of any of the events specified in Section 2.4(a), the Company will promptly make available to the Trustee a reasonable supply of certificated Notes in definitive, fully-registered form without interest coupons.

                                                                       EXHIBIT A

                                  FORM OF NOTE

Number ______                                                 CUSIP ____________
                                                              CUSIP ____________
                                                               CINS ____________

                              [GLOBAL NOTE LEGEND:

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO WOLVERINE TUBE, INC., OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.]

                         [RESTRICTED SECURITIES LEGEND:

THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) INSIDE THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.]



                                      A1-1

                             [FORM OF FACE OF NOTE]

                              WOLVERINE TUBE, INC.

                          7-3/8% Senior Notes Due 2008

               Wolverine Tube, Inc., a Delaware corporation, promises to pay to ______________________ or registered assigns, the principal sum of
__________________________ Dollars ($__________) on August 1, 2008 and to pay
interest on the principal amount of this Note beginning August 4, 1998 at the rate of 7-3/8% per annum.

Interest Payment Dates: February 1 and August 1
Record January 15 and July 15

               Additional provisions of this Note are set forth on the other side of this Note.

Dated:         ____________, 1998                     WOLVERINE TUBE, INC.

                                             By:
                                                --------------------------------
                                             Name:
                                             Title:

[SEAL]

Attest:

By:
Name:
Title:

Trustee's Certificate of
Authentication:

This is one of the Notes
referred to in the within mentioned
Indenture.

FIRST UNION NATIONAL BANK, as Trustee

By:
   --------------------
   Authorized Signatory



                                      A1-2

                         [FORM OF REVERSE SIDE OF NOTE]

                              WOLVERINE TUBE, INC.

                          7-3/8% Senior Notes Due 2008

1.             Interest.

               Wolverine Tube, Inc., a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Note at the rate per annum shown above. The Company shall pay interest semi-annually on February 1 and August 1 of each year, commencing February 1, 1999. Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from August 4, 1998. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

2.             Method of Payment.

               The Company will pay interest on this Note (except defaulted interest) to the person who is the registered Holder of this Note at the close of business on the January 15 and July 15 next preceding the interest payment date. Interest not punctually paid will be paid to the persons who are registered Holders as of the close of business on a record date so designated by the Company. The Holder must surrender this Note to the Paying Agent to collect payment of principal. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company, however, may pay principal and interest by its check payable in such money and mailed to the Holder's registered address.

3.             Paying Agent and Registrar.

               Initially, First Union National Bank (the "Trustee") will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to the Holder. The Company or any of its Subsidiaries may act as Paying Agent or Registrar.

4.             Indenture.

               This Note is one of a duly authorized issue of Notes of the Company designated as its 7-3/8% Senior Notes Due 2008 (the "Notes"), issued under an Indenture dated as of August 4, 1998 (the "Indenture"), among the Company, the Guarantors named therein and the Trustee. This Note is subject to all such terms, and the Holder of this Note is referred to the Indenture and said Act for a statement of them. Capitalized terms and certain other terms used herein and not otherwise defined have the meanings set forth in the Indenture.

               The Notes are senior unsecured obligations of the Company limited to $150,000,000 aggregate principal amount. The Indenture imposes certain restrictions on the ability of the Company to create liens, enter into sale and leaseback transactions and enter into mergers and consolidations.

               To guarantee the due and punctual payment of the principal and interest, if any, on the Notes and all other amounts payable by the Company under the Indenture and the Notes when and as the same shall be due and payable, whether at maturity, by acceleration or otherwise, according to the terms of the Notes and the Indenture, the Guarantors, as primary obligors and not merely as surety, have unconditionally and irrevocably guaranteed, on a joint and several basis, such obligations on a senior basis pursuant to the terms of Article 10 of the Indenture.

5.             Redemption.

               The Notes may be redeemed at the Company's option, in whole or in part, at any time and from time to time upon any date. The redemption prices for Notes shall be equal to the greater of (i) 100% of



                                      A1-3
the principal amount of the Notes to be redeemed or (ii) the sum of the present value of the remaining scheduled payments of principal and interest thereon from the redemption date to the Maturity Date, discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points, plus accrued interest thereon to the date of redemption. Any interest payment that is due and payable on or prior to such date of redemption will be payable to the Holders of such Notes, or one or more predecessor Notes, of record at the close of business on the relevant record dates referred to on the face hereof, all as provided in the Indenture.

6.             Notice of Redemption.

               Notice of redemption will be mailed by first class mail at least 30 days but not more than 60 days before the redemption date to each Holder of Notes to be redeemed at such Holder's registered address. Notes in denominations larger than $1,000 may be redeemed in part, but only in whole multiples of $1,000. On and after the redemption date, subject to the deposit with the Paying Agent of funds sufficient to pay the redemption price, interest ceases to accrue on Notes or portions of the Notes called for redemption.

7.             Denominations, Transfer, Exchange.

               The Notes are in registered form without coupons in denominations of $1,000 and integral multiples thereof. A Holder may register the transfer of or exchange Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes or other governmental charges that may be imposed by law or permitted by the Indenture.

               [Global Note Insert:

               The aggregate principal amount of the Note in global form represented hereby may from time to time be reduced or increased to reflect exchanges of a part of this Note in global form for definitive Notes or exchanges of definitive Notes for a part of this Note in global form or redemptions of a part of this Note in global form or cancelations of a part of this Note in global form or transfers of definitive Notes in return for a part of this
               Note in global form or transfers of a part of this Note in global form effected by delivery of definitive Notes, in each case, and in any such case, by means of notations on the Schedule of Exchanges, Redemptions, Cancelations and Transfers on the last page hereof. Notwithstanding any provision of this Note to the contrary, (i) exchanges of a part of this Note in global form for definitive Notes, (ii) exchanges of definitive Notes for a part of this Note in global form, (iii) redemptions of a part of this
               Note in global form, (iv) cancelations of a part of this Note in global form, (v) transfers of definitive Notes in return for a part of this Note in global form and (vi) transfers of a part of this Note in global form effected by delivery of definitive Notes may be effected without the surrendering of this Note in global form, provided that appropriate notations on the Schedule of Exchanges, Redemptions, Cancelations and Transfers are made by the Trustee, or the Custodian at the direction of the Trustee, to reflect the appropriate reduction or increase, as the case may be, in the aggregate principal amount of this Note in a global form resulting therefrom or as a consequence thereof.]

8.             Persons Deemed Owners.

               The registered Holder of a Note may be treated as the owner of such Note for all purposes.



                                      A1-4

9.             Unclaimed Money.

               If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company at its request. After that, Holders entitled to money must look to the Company for payment as general creditors unless an abandoned property law designates another person.

10.            Defeasance.

               Subject to certain conditions set forth in the Indenture, the Company at any time may terminate some or all of its obligations and the obligations of the Guarantors under the Notes and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal of and interest on the Notes to redemption or maturity, as the case may be.

11.            Amendment, Supplement, Waiver.

               Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of a majority in principal amount of the Notes then outstanding and any past default or compliance with any provision may be waived in a particular instance with the consent of the Holders of a majority in principal amount of the Notes then outstanding. Without the consent of or notice to any Holder, the Company and the Trustee may amend or supplement the Indenture or the Notes to, among other things, provide for uncertificated Notes in addition to or in place of certificated Notes, or to cure any ambiguity, omission, defect or inconsistency or make any other change that does not adversely affect the rights of any Holder in any material respect.

12.            Successor Corporation.

               When a successor corporation assumes all the obligations of its predecessor under the Notes and the Indenture and the transaction complies with the terms of Article 5 of the Indenture, the predecessor corporation will, except as provided in Article 5 of the Indenture, be released from those obligations.

13.            Defaults and Remedies.

               Events of Default are set forth in the Indenture. Subject to certain limitations in the Indenture, if an Event of Default (other than an Event of Default specified in Section 6.1(6) or (7) of the Indenture) occurs and is continuing, the Trustee or the Holders of not less than 25% in aggregate principal amount of the outstanding Notes may, by written notice to the Trustee and the Company, and the Trustee upon the request of the Holders of not less that 25% in aggregate principal amount of the outstanding Notes shall, declare all principal of and accrued interest on all Notes to be immediately due and payable and such amounts shall become immediately due and payable. If an Event of Default specified in Section 6.1(6) or (7) of the Indenture occurs, the principal amount of and interest on, all Notes shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the trustee or any Holder. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in its exercise and any trust or power. The Trustee may withhold from Holders notice of any continuing default (except a default in payment or principal or interest) if it determines that withholding notice is in their best interests.

14.            Trustee Dealings with the Company.

               First Union National Bank, the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or an Affiliate of the Company, and may otherwise deal with the Company or an Affiliate of the Company, as if it were not the Trustee.



                                      A1-5

15.            No Recourse Against Others.

               A director, officer, employee or stockholder, as such, of the Company or the Guarantors shall not have any liability for any obligations of the Company or the Guarantors under the Notes or the Indenture or for any claim based on, in respect or by reason of, such obligations or their creation. The Holder of this Note, by accepting this Note, waives and releases all such liability. The waiver and release are part of the consideration for the issue of this Note.

16.            Discharge Prior to Maturity.

               The Company's obligations pursuant to the Indenture will be discharged, except for obligations pursuant to certain sections thereof, subject to the terms of the Indenture, upon the payment of all the Notes or upon the irrevocable deposit with the trustee of U.S. dollars or U.S. Government Obligations sufficient to pay when due principal of and interest on the Notes to maturity or redemption, as the case may be.

17.            Authentication.

               This Note shall not be valid until an authorized signatory of the Trustee (or an authenticating agent acting on its behalf) signs the certificate of authentication on the other side of this Note.

18.            Abbreviations and Definitions.

               Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors
Act).

               All capitalized terms used in this Note and not specifically defined herein are defined in the Indenture and are used herein as so defined.

19.            Indenture to Control.

               In the case of any conflict between the provisions of this Note and the Indenture, the provisions of the Indenture shall control.

               The Company will furnish to any Holder, upon written request and without charge, a copy of the Indenture. Requests may be made to: Wolverine Tube, Inc., 1525 Perimeter Parkway, Suite 210, Huntsville, Alabama 35806,
Attention: Chief Financial Officer.

20.            Governing Law.

               The Notes shall be governed by and construed in accordance with the laws of the State of New York.




                                      A1-6

                                 TRANSFER NOTICE

This Transfer Notice relates to $__________ principal amount of the 7-3/8% Senior Notes Due 2008 of Wolverine Tube, Inc., a Delaware corporation, held by ______________________________ (the "Transferor").

               (I) or (we) assign and transfer this Note to


--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               (Insert assignee's social security or tax I.D. no.)

and irrevocably appoint _______________________________ agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

              Your Signature:
                             ---------------------------------------------------
              (Sign exactly as your name appears on the other side of this Note)

              Date:
                   -------------------------------------------------------------

              Signature Guarantee:(1)
                                     -------------------------------------------

In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the date that is two years after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Notes are being transferred:

CHECK ONE BOX BELOW

      (1)         [ ] to Wolverine Tube, Inc.; or

      (2) [ ] pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended; or

      (3) [ ] pursuant to and in compliance with Regulation S under the Securities Act of 1933, as amended; or

      (4) [ ] to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended, that has furnished to the Trustee a signed letter containing certain representations and agreements (the form of which letter can be obtained from the Trustee)); or

--------
(1) Signature must be guaranteed by a commercial bank, trust company or member firm of the New York Stock Exchange.



                                      A1-7

      (5) [ ] pursuant to another available exemption from the registration requirements of the Securities Act of 1933; or

      (6) [ ] pursuant to an effective registration statement under the Securities Act of 1933.

                  Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (2), (3), (4) or (5) is checked, the Trustee may require, prior to registering any such transfer of the Notes such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.

                  Unless the box below is checked, the undersigned confirms that such Note is not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act of 1933, as amended (an "Affiliate"):

      (7)         [ ] The transferee is an Affiliate of the Company.



                                             -----------------------------------
                                                  Signature


                                                  ------------------------------
                                                  Date


                                                  ------------------------------
                                                  Signature Guarantee(1)

--------
(1) Signature must be guaranteed by a commercial bank, trust company or member firm of the New York Stock Exchange.



                                      A1-8

              TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED.

               The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
      --------------------         ---------------------------------------------
                                   [Signature of executive officer of purchaser]

                                   Name:
                                        ----------------------------------------

                                   Title:
                                         ---------------------------------------



                                      A1-9

                            [Schedule A to Exhibit A

                          GLOBAL NOTE TRANSFER SCHEDULE

                   Changes to Principal Amount of Global Note



                  Principal Amount of Notes by which
                  this Global Note Is to Be Reduced          Remaining Principal Amount of this         Authorized Signature
                     or Increased, and Reason for                       Global Note                    of officer of Trustee
      Date               Reduction or Increase                 (following increase or decrease)              or Custodian
===================================================================================================================================


-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================

Schedule to be maintained by Depositary in cooperation with Trustee.]





                                      A1-10

                                                                     EXHIBIT B-1

         FORM OF PURCHASER LETTER FOR INSTITUTIONAL ACCREDITED INVESTORS

Wolverine Tube, Inc.
1525 Perimeter Parkway, Suite 210
Huntsville, AL 35806

First Union National Bank
1441 Main Street, 4th Floor
Columbia, South Carolina 29202
Attn: Corporate Trust Department
      (Wolverine Tube, Inc. 7-3/8% Senior Notes Due 2008)

         Re:  Wolverine Tube, Inc. 7-3/8% Senior Notes Due 2008

Dear Ladies and Gentlemen:

                The undersigned is delivering this letter in connection with the acquisition of one or more of the 7-3/8% Senior Notes Due 2008 (the "Notes").

                The undersigned hereby confirms that:

                        (i) the undersigned is an "accredited investor" within the meaning of Rule 501(a)(1), (2) or (3) under the Securities Act of 1933 (the "Securities Act") or an entity in which all of the equity owners are "accredited investors" within the meaning of Rule 501(a)(1),
        (2) or (3) under the Securities Act (an "Institutional Accredited Investor");

                        (ii) (A) any purchase of Notes by the undersigned will be for the undersigned's own account or for the account of one or more other Institutional Accredited Investors or as fiduciary for the account of one or more trusts, each of which is an "accredited investor" within the meaning of Rule 501(a)(7) under the Securities Act and for each of which the undersigned exercises sole investment discretion or (B) the undersigned is a "bank," within the meaning of Section 3(a)(2) of the Securities Act, or a savings and loan "association" or other institution described in Section 3(a)(5)(A) of the Securities Act that is acquiring Notes as fiduciary for the account of one or more institutions for which the undersigned exercises sole investment discretion;

                        (iii) in the event that the undersigned purchases any Notes, the undersigned will acquire Notes having a minimum principal amount of not less than $250,000 for its own account or for any separate account for which the undersigned is acting;

                        (iv) the undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of purchasing Notes;

                        (v) the undersigned is not acquiring Notes with a view to distribution thereof or with any present intention of offering or selling Notes, except as permitted below; provided, that the disposition of the undersigned's property and property of any accounts for which the undersigned is acting as fiduciary shall remain at all times within its control; and



                                      B1-1

                        (vi) the undersigned is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

                The undersigned understands that the Notes have not been registered under the Securities Act or any applicable state securities laws, and the undersigned agrees, on its own behalf and on behalf of each account for which the undersigned acquires any Notes, that if in the future the undersigned decides to resell or otherwise transfer such Notes, such Notes may be resold or otherwise transferred only (a) to the Company or any subsidiary thereof, (b) inside the United States to a person who is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in a transaction meeting the requirements of Rule 144A, (c) inside the United States to an Institutional Accredited Investor that, prior to such transfer, furnishes to the trustee (or transfer agent, as the case may be) for such Notes a signed letter containing certain representations and agreements relating to the restrictions on transfer of such Notes (the form of which letter can be obtained from such trustee, or transfer agent, as the case may be), (d) outside the United States in a transaction meeting the requirements of Rule 904 under the Securities Act, (e) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if applicable) or (f) pursuant to a registration statement which has been declared effective under the Securities Act. The undersigned agrees that any such transfer of Notes referred to in this paragraph shall be in accordance with applicable securities laws of any State of the United States or any other applicable jurisdiction and in accordance with the legends set forth on the Notes. The undersigned further agrees to provide any person purchasing any of the Notes from the undersigned a notice advising such purchaser that resales of such securities are restricted as stated herein. The undersigned understands that the registrar and transfer agent for the Notes will not be required to accept for registration of transfer any Notes, except upon presentation of evidence satisfactory to the Company that the foregoing restrictions on transfer have been complied with. The undersigned further understands that any Notes will be in the form of definitive physical certificates and that such certificates will bear a legend or legends (unless the sale of the Notes has been registered under the Securities Act) reflecting the substance of this paragraph.

                The undersigned acknowledges that the Company, the Trustee and others will rely upon the undersigned's confirmations, acknowledgements and agreements set forth herein, and the undersigned agrees to notify you promptly in writing if any of its representations or warranties herein ceases to be accurate and complete.


                                             -----------------------------------
                                             (Name of Purchaser)

Dated:         ,                       By:
      ---------  ----                     --------------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------
                                             Address:
                                                     ---------------------------

                                                     ---------------------------


                                      B1-2

                                                                     EXHIBIT B-2

          FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER
             FROM RULE 144A GLOBAL NOTE TO REGULATION S GLOBAL NOTE
              (Pursuant to Section 2.3(a)(iii)(A) of the Appendix)


Wolverine Tube, Inc.
1525 Perimeter Parkway, Suite 210
Huntsville, AL 35806

First Union National Bank
1441 Main Street, 4th Floor
Columbia, South Carolina 29202
Attention: Corporate Trust Department
           (Wolverine Tube, Inc. 7-3/8% Senior Notes Due 2008)

           Re:  Wolverine Tube, Inc. 7-3/8% Senior Notes Due 2008

Dear Ladies and Gentlemen:

                Reference is hereby made to the Indenture, dated as of August 4, 1998 (the "Indenture"), among Wolverine Tube, Inc., as issuer (the "Company"), the Guarantors named therein and First Union National Bank, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                This letter relates to U.S. $_______ principal amount of Notes which are evidenced by one or more Rule 144A Global Notes (CUSIP No. 978093 AC
6) and held with the Depositary in the name of ____________________________ (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Notes to a Person who will take delivery thereof in the form of an equal principal amount of Notes evidenced by one or more Regulation S Global Notes (CUSIP No. U97190 AA 7), which amount, immediately after such transfer, is to be held with the Depositary through Euroclear or Cedel Bank or both (Common Code 676 1127).

                In connection with such request and in respect of such Notes, the Transferor hereby certifies that such transfer has been effected in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with Rule 903 or Rule 904 under the United States Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor hereby further certifies that:

        (1)     The offer of the Notes was not made to a person in the United
                States;

        (2)     either:

                (a) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed and believes that the transferee was outside the United States; or

                (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

        (3) no directed selling efforts have been made in contravention of the requirements of Rule 904(b) of Regulation S;

        (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and



                                      B2-1

        (5) upon completion of the transaction, the beneficial interest being transferred as described above is to be held with the Depositary through Euroclear or Cedel Bank or both (Common Code 676 1127).

        (6) With respect to transfers made in reliance on Rule 144, the Notes are being transferred in a transaction permitted by Rule 144 under the Securities Act; and with respect to transfer made in reliance on Rule 144A, that such Notes are being transferred in accordance with Rule 144A under the Securities Act to a transferee that the Transferor reasonably believes is purchasing the Notes for its own account or an account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a "qualified institutional buyer" within the meaning of Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with applicable securities laws of any state of the United States or any other jurisdiction.

                In addition, if the sale is made during a restricted period and the provisions of Rule 903(c)(2) or (3) or Rule 904(c)(1) of Regulation S are applicable thereto, we confirm that such sale has been made in accordance with the applicable provisions of Rule 903(c)(2) or (3) or Rule 904(c)(1), as the case may be.

                Upon giving effect to this request to exchange a beneficial interest in a Rule 144A Global Note for a beneficial interest in a Regulation S Global Note, the resulting beneficial interest shall be subject to the restrictions on transfer applicable to Regulation S Global Notes pursuant to the Indenture and the Securities Act and, if such transfer occurs prior to the end of the 40-day restricted period associated with the initial offering of Notes, the additional restrictions applicable to transfers of interest in the Regulation S Global Note.

                This certificate and the statements contained herein are made for your benefit and the benefit of the Company and Credit Suisse First Boston Corporation and Morgan Stanley & Co. Incorporated, the initial purchasers of such Notes being transferred, and you and each of them is entitled to rely on the contents of this certificate. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.


                                             -----------------------------------
                                             [Insert Name of Transferor]


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

Dated:           ,
       ----------  ----

cc:  Wolverine Tube, Inc.
     Credit Suisse First Boston Corporation
     Morgan Stanley & Co. Incorporated



                                      B2-2

                                                                     EXHIBIT B-3

          FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER
             FROM REGULATION S GLOBAL NOTE TO RULE 144A GLOBAL NOTE
              (Pursuant to Section 2.3(a)(iii)(B) of the Appendix)


Wolverine Tube, Inc.
1525 Perimeter Parkway, Suite 210
Huntsville, AL 35806

First Union National Bank
1441 Main Street, 4th Floor
Columbia, South Carolina 29202
Attention: Corporate Trust Department
           (Wolverine Tube, Inc. 7-3/8% Senior Notes Due 2008)

           Re:  Wolverine Tube, Inc. 7-3/8% Senior Notes Due 2008

Dear Ladies and Gentlemen:

                Reference is hereby made to the Indenture, dated as of August 4, 1998 (the "Indenture"), among Wolverine Tube, Inc., as issuer (the "Company"), the Guarantors named therein and First Union National Bank, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                This letter relates to U.S. $_______ principal amount of Notes which are evidenced by one or more Regulation S Global Notes (CUSIP No. U97190 AA 7) and held with the Depositary through [Euroclear] [Cedel Bank] (Common Code 676 1127) in the name of ____________________________ (the "Transferor"). The
Transferor has requested a transfer of such beneficial interest in the Notes to a Person who will take delivery thereof in the form of an equal principal amount of Notes evidenced by one or more Rule 144A Global Notes (CUSIP No. 978093 AC
6), to be held with the Depositary.

                In connection with such request and in respect of such Notes, the Transferor hereby certifies that:

                                   [CHECK ONE]

        [ ] such transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the Notes are being transferred to a Person that the Transferor reasonably believes is purchasing the Notes for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A;

                                       or

        [ ] such transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

                                       or

        [ ] such transfer is being effected pursuant to an effective registration statement under the Securities Act;



                                      B3-1
                                       or

        [ ] such transfer is being effected pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A or Rule 144, and the Transferor hereby further certifies that the Notes are being transferred in compliance with the transfer restrictions applicable to the Global Notes and in accordance with the requirements of the exemption claimed, which certification is supported by an Opinion of Counsel, provided by the transferor or the transferee (a copy of which the Transferor has attached to this certification) in form reasonably acceptable to the Company and to the Registrar, to the effect that such transfer is in compliance with the Securities Act;

and such Notes are being transferred in compliance with any applicable blue sky securities laws of any state of the United States.

                Upon giving effect to this request to exchange a beneficial interest in Regulation S Global Notes for a beneficial interest in Rule 144A Global Notes, the resulting beneficial interest shall be subject to the restrictions on transfer applicable to Rule 144A Global Notes pursuant to the Indenture and the Securities Act.

                This certificate and the statements contained herein are made for your benefit and the benefit of the Company and Credit Suisse First Boston Corporation and Morgan Stanley & Co. Incorporated, the initial purchasers of such Notes being transferred, and you and each of them is entitled to rely on the contents of this certificate. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.


                                             -----------------------------------
                                             [Insert Name of Transferor]


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

Dated:           ,
       ----------  ----

cc:  Wolverine Tube, Inc.
     Credit Suisse First Boston Corporation
     Morgan Stanley & Co. Incorporated



                                      B3-2

                                                                     EXHIBIT B-4

          FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER
                              OF CERTIFICATED NOTES
                  (Pursuant to Section 2.3(b) of the Appendix)

Wolverine Tube, Inc.
1525 Perimeter Parkway, Suite 210
Huntsville, AL 35806

First Union National Bank
1441 Main Street, 4th Floor
Columbia, South Carolina 29202
Attention:  Corporate Trust Department
            (Wolverine Tube, Inc. 7-3/8% Senior Notes Due 2008)

            Re:  Wolverine Tube, Inc. 7-3/8% Senior Notes Due 2008

Dear Ladies and Gentlemen:

                Reference is hereby made to the Indenture, dated as of August 4, 1998 (the "Indenture"), among Wolverine Tube, Inc., as issuer (the "Company"), the Guarantors named therein and First Union National Bank, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                This certificate relates to U.S. $__________ aggregate principal amount of Notes which are held in certificated form (CUSIP No. _________) in the name of _________________________ (the "Transferor") and is executed in connection with the exchange or transfer of such securities.

                In connection with such request and in respect of the Notes surrendered to the Trustee herewith for exchange (the "Surrendered Notes"), the Holder of such Surrendered Notes hereby certifies that:

                                   [CHECK ONE]

        [ ] the Surrendered Notes are being acquired for the Transferor's own account, without transfer;

                                       or

        [ ]     the Surrendered Notes are being transferred to the Company;

                                       or

        [ ] the Surrendered Notes are being transferred pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the Surrendered Notes are being transferred to a Person that the Transferor reasonably believes is purchasing the Surrendered Notes for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A;

                                       or

        [ ] the Surrendered Notes are being transferred in a transaction permitted by Rule 144 under the Securities Act;



                                      B4-1
                                       or

        [ ] the Surrendered Notes are being transferred pursuant to an effective registration statement under the Securities Act;

                                       or

        [ ] such transfer is being effected pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A or Rule 144, and the Transferor hereby further certifies that the Notes are being transferred in compliance with the transfer restrictions applicable to the Global Notes and in accordance with the requirements of the exemption claimed, which certification is supported by an Opinion of Counsel, provided by the transferor or the transferee (a copy of which the Transferor has attached to this certification) in form reasonably acceptable to the Company and to the Registrar, to the effect that such transfer is in compliance with the Securities Act;

and the Surrendered Notes are being transferred in compliance with any applicable blue sky securities laws of any state of the United States.

                This certificate and the statements contained herein are made for your benefit and the benefit of the Company and Credit Suisse First Boston Corporation and Morgan Stanley & Co. Incorporated, the initial purchasers of such Notes being transferred and you and each of them is entitled to rely on the contents of this certificate. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.


                                             -----------------------------------
                                             [Insert Name of Transferor]


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

Dated:           ,
       ----------  ----

cc:  Wolverine Tube, Inc.
     Credit Suisse First Boston Corporation
     Morgan Stanley & Co. Incorporated



                                      B4-2

                                                                     EXHIBIT B-5

          FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER
        FROM RULE 144A GLOBAL NOTE OR REGULATION S PERMANENT GLOBAL NOTE
                              TO CERTIFICATED NOTE
                (Pursuant to Section 2.3(e)(iii) of the Appendix)

Wolverine Tube, Inc.
1525 Perimeter Parkway, Suite 210
Huntsville, AL 35806

First Union National Bank
1441 Main Street, 4th Floor
Columbia, South Carolina  29202
Attention:  Corporate Trust Department
            (Wolverine Tube, Inc. 7-3/8% Senior Notes Due 2008)

            Re:  Wolverine Tube, Inc. 7-3/8% Senior Notes Due 2008

Dear Ladies and Gentlemen:

                Reference is hereby made to the Indenture, dated as of August 4, 1998 (the "Indenture"), among Wolverine Tube, Inc., as issuer (the "Company"), the Guarantors named therein and First Union National Bank, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                This letter relates to U.S. $__________ aggregate principal amount of Notes which are held [in the form of the [Rule 144A Global] [Regulation S] Note (CUSIP No. 978093 AC 6/ CUSIP No. U97190 AA 7) with the Depositary](1) in the name of [__________] (the "Transferor") to effect the transfer of the Notes.

                In connection with such request and in respect of the Notes surrendered to the Trustee herewith for exchange (the "Surrendered Notes"), the Holder of such Surrendered Notes hereby certifies that the Notes are being exchanged or transferred in accordance with the transfer restrictions set forth in the Notes and that:

                                   [CHECK ONE]

        [ ] the Surrendered Notes are being transferred to the beneficial owner of such Notes;

                                       or

        [ ] the Surrendered Notes are being transferred pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the Surrendered Notes are being transferred to a Person that the Transferor reasonably believes is purchasing the Surrendered Notes for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A;

                                       or

        [ ] the Surrendered Notes are being transferred in a transaction permitted by Rule 144 under the Securities Act;

                                       or

--------
(1) Insert, if appropriate.



                                      B5-1

        [ ] the Surrendered Notes are being transferred pursuant to an effective registration statement under the Securities Act;

                                       or

        [ ] such transfer is being effected pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A or Rule 144, and the Transferor hereby further certifies that the Notes are being transferred in compliance with the transfer restrictions applicable to the Global Notes and in accordance with the requirements of the exemption claimed, which certification is supported by an Opinion of Counsel, provided by the transferor or the transferee (a copy of which the Transferor has attached to this certification) in form reasonably acceptable to the Company and to the Registrar, to the effect that such transfer is in compliance with the Securities Act;

and the Surrendered Notes are being transferred in compliance with any applicable blue sky securities laws of any state of the United States.

                [IF TRANSFER OR EXCHANGE FROM REGULATION S PERMANENT GLOBAL NOTE, ALSO INCLUDE:

                1. We are either not a U.S. person (as defined below) or we have purchased our beneficial interest in the above referenced Regulation S Permanent Global Note in a transaction that is exempt from the registration requirements under the Securities Act.

                2. We are delivering this certificate in connection with obtaining a beneficial interest in certificated Notes in exchange for our beneficial interest in the Regulation S Permanent Global Note.

                For purposes of this certificate, "U.S. person" means (i) any individual resident in the United States, (ii) any partnership or corporation organized or incorporated under the laws of the United States, (iii) any estate of which an executor or administrator is a U.S. person (other than an estate governed by foreign law and of which at least one executor or administrator is a non-U.S. person who has sole or shared investment discretion with respect to its assets), (iv) any trust of which any trustee is a U.S. person (other than a trust of which at least one trustee is a non-U.S. person who has sole or shared investment discretion with respect to its assets and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person), (v) any agency or branch of a foreign entity located in the United States, (vi) any non-discretionary or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person, (vii) any discretionary or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States (other than such an account held for the benefit or account of a non-U.S. person), (viii) any partnership or corporation organized or incorporated under the laws of a foreign jurisdiction and formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act (unless it is organized or incorporated, and owned, by accredited investors within the meaning of Rule 501(a) under the Securities Act who are not natural persons, estates or trusts); provided, however, that the term "U.S. person" shall not include (A) a branch or agency of a U.S. person that is located and operating outside the United States for valid business purposes as a locally regulated branch or agency engaged in the banking or insurance business, (B) any employee benefit plan established and administered in accordance with the law, customary practices and documentation of a foreign country and (C) the international organizations set forth in Section 902(o)(7) of Regulation S under the Securities Act and any other similar international organizations, and their agencies, affiliates and pension plans.]

                This certificate and the statements contained herein are made for your benefit and the benefit of the Company and Credit Suisse First Boston Corporation and Morgan Stanley & Co. Incorporated, the initial purchasers of such Notes being transferred and you and each of them is entitled to rely on the contents of this



                                      B5-2
certificate. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.


                                             -----------------------------------
                                             [Insert Name of Transferor]


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

Dated:           ,
       ----------  ----



                                      B5-3

                                                                     EXHIBIT C-1

                                FORM OF GUARANTEE

         Each of the undersigned (the "Guarantors") hereby jointly and severally unconditionally guarantees, to the extent set forth in the Indenture dated as of August 4, 1998 by and among WOLVERINE TUBE, INC., as issuer, the GUARANTORS, as guarantors, and FIRST UNION NATIONAL BANK, as Trustee (as amended, restated or supplemented from time to time, the "Indenture"), and subject to the provisions of the Indenture, (a) the due and punctual payment of the principal of, and premium, if any, and interest on the Notes, when and as the same shall become due and payable, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on overdue principal of, and premium and, to the extent permitted by law, interest, and the due and punctual performance of all other obligations of the Company to the Noteholders or the Trustee, all in accordance with the terms set forth in Article 10 of the Indenture, and (b) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

         The obligations of the Guarantors to the Noteholders and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Article 10 of the Indenture and reference is hereby made to the Indenture for the precise terms and limitations of this Guarantee.

                         [SIGNED ON THE FOLLOWING PAGE]



                                      C1-1

         IN WITNESS WHEREOF, each of the Guarantors has caused this Guarantee to be signed by a duly authorized officer.

                                    TUBE FORMING L.P.

                                    By
                                      ------------------------------------------
                                      Name:
                                      Title:  President



                                    SMALL TUBE MANUFACTURING CORPORATION

                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:  President



                                    WOLVERINE FINANCE COMPANY

                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:  President



                                      C1-2

                                                                     EXHIBIT D-1

                          FORM OF GUARANTOR SUPPLEMENT

     GUARANTOR SUPPLEMENT, dated as of ___________, _____, among Wolverine Tube, Inc., a Delaware corporation (the "Company"), [NEW GUARANTOR], a _______________ corporation (the "New Guarantor") and First Union National Bank, a national banking association, as trustee (the "Trustee") to the Indenture dated as of August 4, 1998 (as amended to the date hereof, the "Indenture") among the Company, the Guarantors named therein and the Trustee.

                              W I T N E S S E T H:

     WHEREAS, Section 9.1 of the Indenture provides that the Company and the Trustee may, among other things, amend the Indenture or the Notes without notice to or consent of any Noteholder to add Guarantees with respect to the Notes or to secure the Notes;

         WHEREAS, Section 10.12 of the Indenture provides that until such time as all Guarantees by the Guarantors under the Indenture shall have been released in accordance with Section 10.14 of the Indenture, the Company shall cause each Subsidiary that Guarantees the Company's obligations under the Bank Credit Facility to execute and deliver this Guarantor Supplement pursuant to which such Subsidiary shall agree to be bound by the provisions of Article 10 of the Indenture; and

     WHEREAS, the New Guarantor shall execute and deliver to the Trustee this Guarantor Supplement.

     NOW, THEREFORE, the New Guarantor shall execute and deliver to the Trustee this Guarantor Supplement.

     1. Defined Terms. Capitalized terms used and not defined herein shall have the meaning specified in or pursuant to the Indenture.

     2. Guarantee. The New Guarantor hereby agrees to unconditionally assume all the obligations of a Guarantor under the Indenture as described therein.

     3. Trustee. The Trustee accepts the modification of the Indenture effected by this Guarantor Supplement, but only upon the terms and conditions set forth in the Indenture. Without limiting the generality of the foregoing, the Trustee assumes no responsibility for the correctness of the recitals herein contained. The Trustee makes no representation and shall have no responsibility as to the validity and sufficiency of this Guarantor Supplement.

     4. Effect on Indenture. As supplemented by this Guarantor Supplement, the Indenture is hereby ratified and confirmed in all aspects.

     5. Counterparts. This Guarantor Supplement may be executed in counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.



                                      D1-1

     6. Governing Law. This Guarantor Supplement shall be governed by, and construed in accordance with, the laws of the State of New York but without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

     IN WITNESS WHEREOF, the parties hereto have caused this Guarantor Supplement to be duly executed as of the date and year first above written.

                                    [NEW GUARANTOR]

                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    FIRST UNION NATIONAL BANK, as Trustee

                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    WOLVERINE TUBE, INC.

                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:



                                      D1-2